EXHIBIT 10.6

                                                                  EXECUTION COPY
                                                                  --------------










                          TMA MORTGAGE FUNDING TRUST I,

                                    as Issuer

                                       and

                   BANKERS TRUST COMPANY OF CALIFORNIA, N.A.,

                              as Indenture Trustee

                    _________________________________________



                                    INDENTURE

                          Dated as of December 1, 1998

                   __________________________________________


                       COLLATERALIZED ASSET-BACKED NOTES,

                                  SERIES 1998-1


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                                              TABLE OF CONTENTS


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                                                  ARTICLE I

                                                 DEFINITIONS

1.01.  Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
1.02.  [Reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
1.03.  Rules of Construction . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41

                                                 ARTICLE II

                                          ORIGINAL ISSUANCE OF NOTES

2.01.  Form. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
2.02.  Execution, Authentication and Delivery. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
2.03.  Opinions of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     42

                                                 ARTICLE III

                                                  COVENANTS

3.01.  Maintenance of Accounts; Payments of Notes. . . . . . . . . . . . . . . . . . . . . . . . . . .     42
3.02.  Maintenance of Office or Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     42
3.03.  Money for Payments To Be Held in Trust; Paying Agent. . . . . . . . . . . . . . . . . . . . . .     42
3.04.  Existence . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
3.05.  Payment of Principal and Interest; Defaulted Interest . . . . . . . . . . . . . . . . . . . . .     43
3.06.  Protection of Trust Estate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
3.07.  Opinions as to Trust Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     43
3.08.  [Reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     44
3.09.  Performance of Obligations; Sale and Servicing Agreement. . . . . . . . . . . . . . . . . . . .     44
3.10.  Negative Covenants. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45
3.11.  Annual Statement as to Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45
3.12.  Recording of Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45
3.13.  Representations and Warranties Concerning the Collateral. . . . . . . . . . . . . . . . . . . .     45
3.14.  Indenture Trustee's Review of Related Documents . . . . . . . . . . . . . . . . . . . . . . . .     45
3.15.  Trust Estate; Related Documents . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45
3.16.  Amendments to Sale and Servicing Agreement. . . . . . . . . . . . . . . . . . . . . . . . . . .     46
3.17.  Servicer as Agent and Bailee of Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . .     46
3.18.  Investment Company Act. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     46
3.19.  Issuer May Consolidate, etc., Only on Certain Terms . . . . . . . . . . . . . . . . . . . . . .     46
3.20.  Successor or Transferee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
3.21.  No Other Business . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
3.22.  No Borrowing. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
3.23.  Guarantees, Loans, Advances and Other Liabilities . . . . . . . . . . . . . . . . . . . . . . .     47
3.24.  Capital Expenditures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
3.25.  [Reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
3.26.  Restricted Payments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     47
3.27.  Notice of Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
3.28.  Further Instruments and Acts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
3.29.  Statements to Noteholders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
3.30.  [Reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
3.31.  Determination of Note Rates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
3.32.  Payments under the Note Insurance Policy. . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
3.33  Payment Under the Swap Agreements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
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3.34.  Exercise of Rights as Registered Holder of Pooled Certificates. . . . . . . . . . . . . . . . .     48

                                                 ARTICLE IV

                              THE NOTES; SATISFACTION AND DISCHARGE OF INDENTURE

4.01.  The Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
4.02  Registration of and Limitations on Transfer and Exchange of Notes; Appointment of Note Registrar     48
4.03.  Mutilated, Destroyed, Lost or Stolen Notes. . . . . . . . . . . . . . . . . . . . . . . . . . .     49
4.04.  Persons Deemed Owners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50
4.05.  Cancellation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50
4.06.  Release of Collateral . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50
4.07.  Restrictions on Transfer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     50
4.08.  Limitation on Beneficial Owners . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     51
4.09.  [Reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     51
4.10.  Payment of Principal and Interest; Defaulted Interest . . . . . . . . . . . . . . . . . . . . .     51
4.11.  Tax Treatment . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     52
4.12.  Satisfaction and Discharge of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . .     52
4.13.  Application of Trust Money. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     52
4.14.  Subrogation and Cooperation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     52
4.15.  Repayment of Moneys Held by Paying Agent. . . . . . . . . . . . . . . . . . . . . . . . . . . .     53

                                                  ARTICLE V

                                                  REMEDIES

5.01.  Events of Default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     53
5.02.  Acceleration of Maturity, Rescission and Annulment. . . . . . . . . . . . . . . . . . . . . . .     53
5.03.  Collection of Indebtedness and Suits for Enforcement by Indenture Trustee . . . . . . . . . . .     54
5.04.  Remedies; Priorities. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     55
5.05.  Optional Preservation of the Trust Estate . . . . . . . . . . . . . . . . . . . . . . . . . . .     56
5.06.  Limitation of Suits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     56
5.07.  Unconditional Rights of Noteholders To Receive Principal and Interest . . . . . . . . . . . . .     56
5.08.  Restoration of Rights and Remedies. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     56
5.09.  Rights and Remedies Cumulative. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     56
5.10.  Delay or Omission Not a Waiver. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     57
5.11.  Control by Noteholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     57
5.12.  Waiver of Past Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     57
5.13.  Undertaking for Costs . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     57
5.14.  Waiver of Stay or Extension Laws. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     57
5.15.  Sale of Trust Estate. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     58
5.16.  Action on Notes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     58
5.17.  Performance and Enforcement of Certain Obligations. . . . . . . . . . . . . . . . . . . . . . .     59

                                                 ARTICLE VI

                                           THE INDENTURE TRUSTEE

6.01.  Duties of Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     59
6.02.  Rights of Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     60
6.03.  Individual Rights of Indenture Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . .     60
6.04.  Indenture Trustee's Disclaimer. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     60
6.05.  Notice of Event of Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     60
6.06.  Reports by Indenture Trustee to Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . .     60
6.07.  Compensation and Indemnity. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     60
6.08.  Replacement of Indenture Trustee. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     61
6.09.  Successor Indenture Trustee by Merger . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     61
6.10.  Appointment of Co-Indenture Trustee or Separate Indenture Trustee . . . . . . . . . . . . . . .     62
6.11.  Eligibility; Disqualification . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     62
6.12.  [Reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     62
6.13.  Representation and Warranty . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     62
6.14.  Directions to Indenture Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     63

                                                ARTICLE VII

                                        NOTEHOLDERS' LISTS AND REPORTS

7.01.  Issuer To Furnish Indenture Trustee Names and Addresses of Noteholders. . . . . . . . . . . . .     63
7.02.  Preservation of Information; Communications to Noteholders. . . . . . . . . . . . . . . . . . .     63
7.03.  Fiscal Year . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     63

                                                 ARTICLE VIII

                                     ACCOUNTS, DISBURSEMENTS AND RELEASES

8.01.  Collection of Money . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     63
8.02.  Trust Accounts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     64
8.03.  Opinion of Counsel. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     64
8.04.  Termination Upon Distribution to Noteholders. . . . . . . . . . . . . . . . . . . . . . . . . .     64
8.05.  Release of Trust Estate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     64
8.06.  Surrender of Notes Upon Final Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     64

                                                 ARTICLE IX

                                           SUPPLEMENTAL INDENTURES

9.01.  Supplemental Indentures Without Consent of Noteholders. . . . . . . . . . . . . . . . . . . . .     64
9.02.  Supplemental Indentures With Consent of Noteholders . . . . . . . . . . . . . . . . . . . . . .     65
9.03.  Execution of Supplemental Indentures. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66
9.04.  Effect of Supplemental Indenture. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66
9.05.  [Reserved]. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66
9.06.  Reference in Notes to Supplemental Indentures . . . . . . . . . . . . . . . . . . . . . . . . .     66
9.07.  Book Entry Notes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     66

                                                 ARTICLE X

                                   NOTE AND COLLATERAL PURCHASE OPTIONS

10.01. Note and Collateral Purchase Options. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     67
10.02.  Form of Option Notice. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     68
10.03.  Notes Payable on Purchase Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     68
10.04. The Indenture After the Exercise of the Note Purchase Option or a Collateral Purchase Option. .     68

                                                 ARTICLE XI

                                                MISCELLANEOUS

11.01.  Compliance Certificates and Opinions, etc. . . . . . . . . . . . . . . . . . . . . . . . . . .     69
11.02  Form of Documents Delivered to Indenture Trustee. . . . . . . . . . . . . . . . . . . . . . . .     69
11.03.  Acts of Noteholders. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     70
11.04.  Notices, etc., to Indenture Trustee, Issuer, Note Insurer and Rating Agencies. . . . . . . . .     70
11.05.  Notices to Noteholders; Waiver . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71
11.06.  Alternate Payment and Notice Provisions. . . . . . . . . . . . . . . . . . . . . . . . . . . .     71
11.07.  RIGHTS OF THE NOTE INSURER AND THE SWAP COUNTERPARTY . . . . . . . . . . . . . . . . . . . . .     71
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11.08.  Effect of Headings . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71
11.09.  Successors and Assigns . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71
11.10.  Separability . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71
11.11.  Benefits of Indenture. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71
11.12.  Legal Holidays . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     71
11.13.  GOVERNING LAW. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     72
11.14.  Counterparts . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     72
11.15.  Recording of Indenture . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     72
11.16.  Issuer Obligation. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     72
11.17.  No Petition. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     72
11.18.  Inspection . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     72

Signatures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     64
Acknowledgments. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  65-66
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Appendix A - Definitions

Exhibit  A-  Form  of  Note
Exhibit  B-  Schedule  of  Mortgage  Loans
Exhibit  C-  Schedule  of  Pooled  Certificates
Exhibit  D-  Schedule  of  Swap  Agreements
Exhibit  E-  Form  of  Institutional  Accredited  Investor Representation Letter
Exhibit  F-  Form  of  Qualified  Institutional  Buyer  Representation  Letter
Exhibit  G-  Notice  of  Exercise  of  Note  Purchase  Option
Exhibit  H-  Notice  of  Exercise  of  Collateral  Purchase  Option

This Indenture, dated as of December 1, 1998, between TMA MORTGAGE FUNDING TRUST I, a Delaware statutory business trust, as Issuer (the "Issuer"), and BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Indenture Trustee (the "Indenture Trustee").

                                WITNESSETH THAT:

Each party hereto agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Issuer's Notes and Note Insurer.

                                 GRANTING CLAUSE

The Issuer hereby Grants to the Indenture Trustee at the Closing Date, as Indenture Trustee for the benefit of the Holders of the Notes, the Swap Counterparty and the Note Insurer, all of the Issuer's right, title and interest in and to whether now existing or hereafter created (a) the Trust Estate; (b) all moneys on deposit from time to time in the Reserve Account; and (c) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in respect of, any or all of the foregoing and all payments on or under, and all proceeds of every kind and nature whatsoever in the conversion thereof, voluntary or involuntary, into cash or other liquid property, all cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, checks, deposit accounts, rights to payment of any and every kind (including but not limited to all proceeds of any Insurance Policies relating to any Mortgage Loan), and other forms of obligations and receivables, instruments and other property which at any time constitute all or part of or are included in the proceeds of any of the foregoing (collectively, the "Collateral"). The foregoing Grant is made in trust to secure the payment of principal of and interest on, and any other amounts owing in respect of, the Notes, equally and ratably without prejudice, priority or distinction, and to secure compliance with the provisions of this Indenture, all as provided in this Indenture. The Indenture Trustee, as Indenture Trustee on behalf of the Holders of the Notes, the Swap Counterparty and the Note Insurer, acknowledges such Grant, accepts the trust under this Indenture in accordance with the provisions hereof and agrees to perform its duties as Indenture Trustee as required herein.

                                    ARTICLE I

                                   Definitions

Section  1.01.  Definitions.  For  all  purposes  of  this  Indenture, except as
                -----------
otherwise expressly provided herein or unless the context otherwise requires, capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in Appendix A hereto which are incorporated by reference herein. All other capitalized terms used herein shall have the meanings specified herein.

Section  1.02.  [Reserved].
                ----------

Section  1.03.  Rules  of  Construction.  Unless the context otherwise requires:
                -----------------------

     (i)     a  term  has  the  meaning  assigned  to  it;

     (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles as in effect from time to time;

     (iii)   "or"  is  not  exclusive;

     (iv)    "including"  means  including  without  limitation;

     (v) words in the singular include the plural and words in the plural include the singular;

     (vi)    any  pronouns  shall  be  deemed  to  cover  all  genders;  and

     (vii) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

                                   ARTICLE II

                           Original Issuance of Notes

     Section  2.01.  Form.  The  Notes,  together  with  the Indenture Trustee's
                     ----
certificate of authentication, shall be in substantially the form set forth in Exhibit A, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may, consistently herewith, be determined by the officers executing the Notes, as evidenced by their execution of the Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

The Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods (with or without steel engraved borders), all as determined by the Authorized Officers executing such Notes, as evidenced by their execution of such Notes.

The terms of the Note set forth in Exhibit A are part of the terms of this Indenture.

Section  2.02.  Execution,  Authentication  and  Delivery.  The  Notes  shall be
                -----------------------------------------
executed on behalf of the Issuer by any of the Authorized Officers of the Owner Trustee. The signature of any such Authorized Officer on the Notes may be manual or facsimile.

Notes bearing the manual or facsimile signature of individuals who were at any time Authorized Officers of the Issuer shall bind the Issuer, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of such Notes.

The Indenture Trustee shall upon Issuer Request authenticate and deliver Notes for original issue in an aggregate initial principal amount $1,144,423,000. The aggregate principal amount of Notes outstanding at any time may not exceed $1,144,423,000.

Each Note shall be dated the date of its authentication. The Notes shall be issuable as registered Notes in the minimum initial denominations of $100,000 and in integral multiples of $1,000 in excess thereof; provided, however, that one Note may be issued in a different denomination.

No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein executed by the Indenture Trustee by the manual signature of one of its authorized signatories, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section  2.03.  Opinions of Counsel.  On the Closing Date, the Indenture Trustee
                -------------------
shall have received: (i) an opinion of counsel, in form and substance reasonably satisfactory to the Indenture Trustee and its counsel, with respect to securities law matters; (ii) an opinion of counsel, in form and substance reasonably satisfactory to the Indenture Trustee and its counsel, with respect to the tax status of the arrangement created by the Indenture; and (iii) an opinion of counsel to the Issuer, in form and substance reasonably satisfactory to the Indenture Trustee and its counsel, with respect to the due authorization, valid execution and delivery of this Indenture and with respect to its binding effect on the Issuer.

                                   ARTICLE III

                                    Covenants

     Section  3.01.  Maintenance  of Accounts; Payments of Notes.  The Indenture
                     -------------------------------------------
Trustee  shall establish and maintain each of the Accounts specified in Sections
5.1 of the Sale and Servicing Agreement. The Indenture Trustee or other Paying Agent shall make all payments of principal of and interest on the Notes, subject to Section 3.03 and as provided in Section 3.05 herein, from moneys on deposit in the Trustee Collection Account.

Section 3.02.  Maintenance of Office or Agency.  The Issuer will maintain in the
               -------------------------------
Borough of Manhattan, The City of New York, an office or agency where, subject to satisfaction of conditions set forth herein, Notes may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for the foregoing purposes. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee with the address thereof, such surrenders, notices and demands may be made or served at the Corporate Trust Office of the Indenture Trustee, and the Issuer hereby appoints the Indenture Trustee as its agent to receive all such surrenders, notices and demands.

Section  3.03.  Money  for Payments To Be Held in Trust; Paying Agent.  (a)  The
                -----------------------------------------------------
Issuer will cause each Paying Agent other than the Indenture Trustee to execute and deliver to the Indenture Trustee an instrument in which such Paying Agent shall agree with the Indenture Trustee (and if the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent will:

(i) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii) give the Indenture Trustee notice of any default by the Issuer of which it has Actual Knowledge in the making of any payment required to be made with respect to the Notes;

(iii) at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv) immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it in trust for the payment of Notes if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

(v) comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Request, direct any Paying Agent to pay to the Indenture Trustee all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee upon the same trusts as those upon which the sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Subject to applicable laws with respect to escheat of funds, any money held by the Indenture Trustee or any Paying Agent in trust for the payment of any amount due with respect to any Note and remaining unclaimed for two years after such amount has become due and payable shall be discharged from such trust and be paid to the Issuer on Issuer Request; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof (but only to the extent of the amounts so paid to the Issuer), and all liability of the Indenture Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Indenture Trustee or such Paying Agent, before being required to make any such repayment, shall at the expense and direction of the Issuer cause to be published once, in an Authorized Newspaper published in the English language, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Indenture Trustee shall also adopt and employ, at the expense and direction of the Issuer, any other reasonable means of notification of such repayment (including, but not limited to, mailing notice of such repayment to Holders whose Notes have been called but have not been surrendered for purchase or redemption or whose right to or interest in moneys due and payable but not claimed is determinable from the records of the Indenture Trustee or of any Paying Agent, at the last address of record for each such Holder).

Section  3.04.  Existence.  The  Issuer  will keep in full effect its existence,
                ---------
rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other State or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the Mortgage Loans, the Pooled Certificates and the Swap Agreements and each other instrument or agreement included in the Trust Estate.

Section  3.05.  Payments  of  Principal  and Interest.  The Issuer will duly and
                -------------------------------------
punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes, this Indenture and the Sale and Servicing Agreement. Without limiting the foregoing, subject to Section 8.02(b), the Issuer will cause to be distributed all amounts on deposit in the Trustee Collection Account on a Payment Date deposited therein pursuant to the Sale and Servicing Agreement for the benefit of the Notes, to the Noteholders. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest and/or principal shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.

Section  3.06.  Protection  of  Trust Estate.  (a)  The Issuer will from time to
                ----------------------------
time prepare (or shall cause to be prepared), execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

     (i) maintain or preserve the lien and security interest (and the priority thereof) of this Indenture or carry out more effectively the purposes hereof;

     (ii) perfect, publish notice of or protect the validity of any Grant made or to be made by this Indenture;

     (iii) enforce any of the Mortgage Loans, the Pooled Certificates, the Swap Agreements or the other Collateral; or

     (iv) preserve and defend title to the Trust Estate and the rights of the Indenture Trustee, the Swap Counterparty, the Note Insurer and the Noteholders in such Trust Estate against the claims of all persons and parties.

     (b) Except as otherwise provided in the Sale and Servicing Agreement or this Indenture, the Indenture Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent opinion of counsel delivered pursuant to Section 3.07 (or from the jurisdiction in which it was held as described in the opinion of counsel delivered at the Closing Date pursuant to Section 3.07(a), if no opinion of counsel has yet been delivered pursuant to Section 3.07(b)) unless the Trustee shall have first received an opinion of counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

The Issuer hereby designates the Indenture Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required to be executed pursuant to this Section 3.06.

Section  3.07.  Opinions  as  to  Trust  Estate.  (a)  On  the Closing Date, the
                -------------------------------
Issuer shall furnish to the Indenture Trustee and the Note Insurer an opinion of counsel either stating that, in the opinion of such counsel, such action has been taken with respect to the delivery of the Mortgage Notes, the recording of the Assignments of Mortgage (as and if required under the Sale and Servicing Agreement), the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and continuation statements, as are necessary to perfect and make effective the lien and security interest of this Indenture and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective.

(b) On or before September 30 in each calendar year, beginning in 1999, the Issuer shall furnish or cause the Servicer to furnish to the Indenture Trustee and the Note Insurer an opinion of counsel at the expense of the Issuer either stating that, in the opinion of such counsel, such action has been taken with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and continuation statements as is necessary to maintain the lien and security interest created by this Indenture and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain such lien and security interest. Such opinion of counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and continuation statements that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture until September 30 in the following calendar year.

Section  3.08.  [Reserved]
                 --------

Section  3.09.  Performance  of  Obligations; Sale and Servicing Agreement.  (a)
                ----------------------------------------------------------
The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Basic Documents and in the instruments and agreements included in the Trust Estate. Except as otherwise expressly provided therein, the Issuer shall not waive, amend, modify, supplement or terminate any Basic Document, including without limitation the Sale and Servicing Agreement or any provision thereof without the consent of the Indenture Trustee and the Note Insurer or the Holders of at least a majority of the Class Principal Balance of the Notes, the Servicer and the Note Insurer. Upon the taking of any such action with respect to any Basic Document, the Issuer shall give written notice thereof to the Rating Agencies.

     (b) The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee in an Officer's Certificate of the Issuer shall be deemed to be action taken by the Issuer. Initially, the Issuer has contracted with the Servicer to assist the Issuer in performing its duties under this Indenture.

     (c) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's material covenants or obligations under any of the documents relating to the Mortgage Loans, the Pooled Certificates and the Swap Agreements or under any Instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the documents relating to the Mortgage Loans, the Pooled Certificates and the Swap Agreements or any such instrument, except such actions as the Servicer is expressly permitted to take in the Sale and Servicing Agreement.

     (d) If the Issuer shall have knowledge of the occurrence of a Servicer Termination Event, the Issuer shall promptly notify the Indenture Trustee and the Note Insurer thereof, and shall specify in such notice the action, if any, the Issuer is taking in respect of such Servicer Termination Event. If such Servicer Termination Event arises from the failure of the Servicer to perform any of its duties or obligations under the Sale and Servicing Agreement, the Issuer may remedy such failure. So long as any such Servicer Termination Event shall be continuing, the Indenture Trustee, with the consent of the Note Insurer, may exercise its remedies set forth in Section 7.1 of the Sale and Servicing Agreement. Unless granted or permitted by the Note Insurer or the Holders of the Notes to the extent provided above, the Issuer may not waive any such Servicer Termination Event or terminate the rights and powers of the Servicer under the Sale and Servicing Agreement.

     (e) Upon any termination of the Servicer's rights and powers pursuant to Section 7.1 of the Sale and Servicing Agreement, the Indenture Trustee, in consultation with the Issuer, shall appoint a successor servicer acceptable to the Note Insurer, and such successor servicer shall accept its appointment by a written assumption in a form acceptable to the Indenture Trustee, the Issuer and the Note Insurer. In the event that a successor servicer has not been appointed and accepted its appointment at the time when the Servicer ceases to act as servicer, the Indenture Trustee without further action shall automatically be appointed the successor servicer in accordance with Section 7.1 of the Sale and Servicing Agreement. The Indenture Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and the Note Insurer and in such event will be released from such duties and obligations, such release to be effective on the date a successor servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a successor servicer, satisfactory in all respects to the Indenture Trustee and the Note Insurer, which shall enter into a servicing agreement with the Issuer and the Indenture Trustee, such agreement to be not less favorable to the Note Insurer in its reasonable judgment, or the Noteholders if a Note Insurer Default shall have occurred and be continuing, than the Sale and Servicing Agreement in any material respect. If, within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such successor servicer, the Indenture Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a successor servicer acceptable to the Note Insurer to service the Mortgage Loans. In connection with any such appointment, the Indenture Trustee, in consultation with the Issuer, may make such arrangements for the compensation of such successor as it and such successor shall agree, and the Issuer shall enter into an agreement with such successor for the servicing of the Mortgage Loans, such agreement to be substantially similar to the Sale and Servicing Agreement or otherwise acceptable to the Note Insurer; provided that any such compensation of the successor servicer unless otherwise agreed to by the Note Insurer, shall not be in excess of the Servicing Fee payable to the Servicer under the Sale and Servicing Agreement. If the Indenture Trustee shall succeed to the Servicer's duties as servicer of the Mortgage Loans as provided herein, it shall do so in its individual capacity and not in its capacity as Indenture Trustee.

     (f) Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees that it will not, without the prior written consent of the Indenture Trustee and the Note Insurer, or the Noteholders of at least a majority in Class Principal Balance of the Notes, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral or the other Basic Documents, except to the extent otherwise provided in this Indenture or the Sale and Servicing Agreement, or waive timely performance or observance by the Servicer, the Depositor or the Issuer under the Sale and Servicing Agreement; provided however, that no such amendment shall (i) increase or reduce in any manner the amount of, or accelerate or delay the timing of, distributions that are required to be made for the benefit of the Noteholders, or (ii) reduce the aforesaid percentage of the Notes which is required to consent to any such amendment, without the consent of all of the Noteholders. If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and the
Note Insurer or such Noteholders, the Issuer agrees, to execute and deliver in furtherance of such amendment, modification, supplement or waiver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances.

Section  3.10.  Negative  Covenants.  So  long as any Notes are Outstanding, the
                -------------------
Issuer  shall  not:

     (i) except as expressly permitted by this Indenture or any other Basic Document, sell, transfer, exchange or otherwise dispose of the Trust Estate, unless directed to do so by the Indenture Trustee with the approval of the Note Insurer;

     (ii) claim any credit on, or make any deduction from the principal or interest (including any LIBOR Interest Carryover Amounts) payable in respect of, the Notes (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of the taxes levied or assessed upon any part of the Trust Estate;

     (iii) (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any lien, charge, excise, claim, security interest, mortgage or other encumbrance (other than the lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Trust Estate or any part thereof or any interest therein or the proceeds thereof (other than tax liens or other liens that arise by operation of law, in each case solely as a result of an action or omission of the related obligor, and other than as expressly permitted by the Basic Documents) or (C) permit the lien of this Indenture not to constitute a valid first priority security interest in the Trust Estate; or

     (iv) except as contemplated by the Basic Documents, dissolve or liquidate in whole or in part.

Section  3.11.  Annual  Statement as to Compliance.  The Issuer will deliver (or
                ----------------------------------
cause the Servicer to deliver to) the Indenture Trustee, within 120 days after the end of each calendar year (commencing with the calendar year 1999), an Officer's Certificate stating, as to the Authorized Officer signing such Officer's Certificate, that:

     (i) a review of the activities of the Issuer (or the Servicer on the Issuer's behalf) during such year and of its performance under this Indenture has been made under such Authorized Officer's supervision; and

     (ii) to the best of such Authorized Officer's knowledge, based on such review, the Issuer (or the Servicer on the Issuer's behalf) has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in its compliance with any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section  3.12.  Recording  of Assignments.  The Issuer shall (or shall cause the
                -------------------------
Depositor to) exercise its right under the Collateral Sale Agreement with respect to the obligation of the Seller to submit or cause to be submitted for recording all Assignments of Mortgages (in and to the extent required under the Sale and Servicing Agreement) within one year after the Closing Date.

Section  3.13.  Representations  and  Warranties Concerning the Collateral.  The
                ----------------------------------------------------------
Issuer has pledged to the Indenture Trustee all of its rights under the Collateral Sale Agreement and the Sale and Servicing Agreement and the Indenture Trustee has the benefit of the representations and warranties made by the Seller and the Depositor in such documents concerning the Collateral and the right to enforce any remedy against the Seller or the Depositor, as applicable, provided in the Collateral Sale Agreement and the Sale and Servicing Agreement, as applicable, to the same extent as though such representations and warranties were made directly to the Indenture Trustee.

Section  3.14.  Indenture  Trustee's  Review  of  Files.  The  Indenture Trustee
                ---------------------------------------
agrees, for the benefit of the holders of the Notes and the Note Insurer, to review the Files as provided in Section 2.2 of the Sale and Servicing Agreement.

Section  3.15.  Trust  Estate;  Related  Documents.  (a)  When  required  by the
                ----------------------------------
provisions of this Indenture or the Sale and Servicing Agreement, the Indenture Trustee shall execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture or the Sale and Servicing Agreement. No party relying upon an instrument executed by the Indenture Trustee as provided in this Article III shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

(b) In order to facilitate the servicing of the Mortgage Loans, the Indenture Trustee authorizes the Servicer in the name and on behalf of both the Indenture Trustee and the Issuer, to perform the Servicer's duties and obligations under the Sale and Servicing Agreement and the Indenture Trustee agrees to perform its obligations thereunder in accordance with the terms thereof.

(c) The Indenture Trustee shall, at such time as there are no Notes Outstanding and no amounts due to the Note Insurer, release all of the Trust Estate to the Issuer (other than any cash held for the payment of the Notes pursuant to Sections 3.03 or 4.10), subject, however, to the rights of the Indenture Trustee under Section 6.07.

Section  3.16.  Amendments  to  Sale  and  Servicing  Agreement.  The  Indenture
                -----------------------------------------------
Trustee may enter into any amendment or supplement to the Sale and Servicing Agreement only in accordance with Section 9.1 of the Sale and Servicing Agreement. The Indenture Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

Section  3.17.  Servicer  as  Agent and Bailee of Indenture Trustee.  Solely for
                ---------------------------------------------------
purposes of perfection under Section 9-305 of the Uniform Commercial Code or other similar applicable law, rule or regulation of the state in which such property is held by the Servicer or a Subservicer, the Indenture Trustee hereby acknowledges that the Servicer or Subservicer, as applicable, is acting as agent and bailee of the Indenture Trustee in holding amounts on deposit in the Servicer Collection Account or related Subservicer Principal and Interest Accounts, as the case may be, pursuant to Sections 4.2 (a) and 4.3 (a) of the Sale and Servicing Agreement, as well as its agent and bailee in holding any documents released to the Servicer or Subservicer, as applicable, pursuant to the Sale and Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer or Subservicer, as the case may be. It is intended that, by the Servicer's execution and delivery of the Sale and Servicing Agreement, the Indenture Trustee, as a secured party, will be deemed to have possession of such documents, such moneys and such other items for purposes of Section 9-305 of the Uniform Commercial Code of the state in which such property is held by the Servicer.

Section  3.18.  Investment  Company  Act.  The  Issuer  shall  not  become  an
                ------------------------
"investment company" or under the "control" of an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended (or any successor or amendatory statute), and the rules and regulations thereunder (taking into account not only the general definition of the term "investment company" but also any available exceptions to such general definition); provided, however, that the Issuer shall be in compliance with this Section 3.18 if it shall have obtained an order exempting it from regulation as an "investment company" so long as it is in compliance with the conditions imposed in such order.

Section  3.19.  Issuer  May  Consolidate, etc., Only on Certain Terms.  (a)  The
                -----------------------------------------------------
Issuer  shall  not  consolidate  or merge with or into any other Person, unless:

     (i) the Person (if other than the Issuer) formed by or surviving such consolidation or merger shall be a Person organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee and the Note Insurer, the due and punctual payment of the principal of and interest (including LIBOR Interest Carryover Amounts) on all Notes and Certificates and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein;

     (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

     (iii) each of the Rating Agencies shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn or to be considered by such Rating Agency to be below investment grade without taking into account the Note Insurance Policy;

     (iv) the Issuer shall have received an opinion of counsel (and shall have delivered copies thereof to the Indenture Trustee and the Note Insurer) to the effect that such transaction will not have any material adverse Federal or relevant state tax consequence to the Issuer, any Noteholder or any Certificateholder;

     (v) the Note Insurer shall have provided written consent with respect to such transaction;

     (vi) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

     (vii)   the  Issuer  shall  have delivered to the Indenture Trustee and the
Note Insurer an Officer's Certificate and an opinion of counsel each stating that such consolidation or merger and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for or relating to such transaction have been complied with (including any filing required by the Exchange Act).

(b) The Issuer shall not convey or transfer all or substantially all its properties or assets, including those included in the Trust Estate, to any Person, unless:

     (i) the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a United States citizen or a Person organized and existing under the laws of the United States of America or any State or the District of Columbia, (B) expressly assumes, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee, in form reasonably satisfactory to the Indenture Trustee and the Note Insurer, the due and punctual payment of the principal of and interest (including LIBOR Interest Carryover Amounts) on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agrees by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, and (D) unless otherwise provided in such supplemental indenture, expressly agrees to indemnify, defend and hold harmless the Issuer against and from any loss, liability or expense arising under or related to this Indenture and the Notes;

     (ii) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

     (iii) each Rating Agency shall have notified the Issuer that such transaction shall not cause the rating of the Notes to be reduced, suspended or withdrawn without taking into account the Note Insurance Policy;

     (iv) the Issuer shall have received an opinion of counsel (and shall have delivered copies thereof to the Indenture Trustee and the Note Insurer) to the effect that such transaction will not have any material adverse Federal or relevant State tax consequence to the Issuer, any Noteholder or any Certificateholder;

     (v) the Note Insurer shall have provided written consent with respect to such transaction;

     (vi) any action that is necessary to maintain the lien and security interest created by this Indenture shall have been taken; and

     (vii)   the  Issuer  shall  have delivered to the Indenture Trustee and the
Note Insurer an Officer's Certificate and an opinion of counsel each stating that such conveyance or transfer and such supplemental indenture comply with this Article III and that all conditions precedent herein provided for relating to such transaction have been complied with.

Section  3.20.  Successor  or Transferee.  (a)  Upon any consolidation or merger
                ------------------------
of the Issuer in accordance with Section 3.19(a), the Person formed by or surviving such consolidation or merger (if other than the Issuer) shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.

(b) Upon a conveyance or transfer of all or substantially all of the assets and properties of the Issuer pursuant to Section 3.19(b), the Issuer will be released from every covenant and agreement of this Indenture to be observed or performed on the part of the Issuer with respect to the Notes immediately upon the delivery of written notice to the Indenture Trustee that the Issuer is to be so released.

Section  3.21.  No  Other Business.  The Issuer shall not engage in any business
                ------------------
other than (A) financing, purchasing, owning and selling and managing the Collateral, (B) issuing the Notes and the Certificates and making payments thereon and (C) issuing the Purchase Options, each in the manner contemplated by this Indenture, the Trust Agreement and the other Basic Documents and all activities that are necessary, suitable or convenient to accomplish the foregoing or are incidental thereto or connected therewith or that are contemplated or required by this Indenture or the other Basic Documents.

Section  3.22.  No  Borrowing.  The  Issuer  shall  not  issue,  incur,  assume,
                -------------
guarantee or otherwise become liable, directly or indirectly, for any indebtedness except for the Notes.

Section  3.23.  Guarantees,  Loans,  Advances  and Other Liabilities.  Except as
                ----------------------------------------------------
contemplated by this Indenture, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another's payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section  3.24.  Capital Expenditures.  The Issuer shall not make any expenditure
                --------------------
(by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section  3.25.  [Reserved]
                 --------

Section  3.26.  Restricted  Payments.  The  Issuer  shall  not,  directly  or
                --------------------
indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (w) distributions to the Owner Trustee and the Certificateholders as contemplated by, and to the extent funds are available for such purpose under the Trust Agreement and the Sale and Servicing Agreement, (x) payment to the Servicer pursuant to the terms of the Sale and Servicing Agreement and (y) payments to the Indenture Trustee pursuant to
Section 5.2 of the Sale and Servicing Agreement and (z) payments to the Indenture Trustee for deposit in the Reserve Account as provided in Section 5.7 of the Sale and Servicing Agreement. The Issuer will not, directly or indirectly, make payments to or distributions from the Trustee Collection Account except in accordance with this Indenture and the other Basic Documents.

Section  3.27.  Notice  of Events of Default. Upon Actual Knowledge thereof, the
                ----------------------------
Issuer shall give the Indenture Trustee, the Note Insurer and the Rating Agencies prompt written notice of each Event of Default hereunder and under the Sale and Servicing Agreement and the Trust Agreement.

Section  3.28.  Further  Instruments  and  Acts.  Upon  request of the Indenture
                -------------------------------
Trustee or the Note Insurer, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

Section  3.29.  Statements  to Noteholders.  The Indenture Trustee shall forward
                --------------------------
by mail to each Noteholder and the Note Insurer the statement prepared by it pursuant to Section 5.4(a) of the Sale and Servicing Agreement and the statement delivered to it pursuant to Section 5.4(b) of the Sale and Servicing Agreement.

Section  3.30.  [Reserved].

Section 3.31.  Determination of Note Rate.  Until the Class Principal Balance of
               --------------------------
the Notes has been reduced to zero, the Indenture Trustee shall determine LIBOR and the Note Rate for each Accrual Period as provided in the Sale and Servicing Agreement.

Section  3.32.  Payments under the Note Insurance Policy.  The Indenture Trustee
                ----------------------------------------
on behalf of the Noteholders shall make a draw on the Note Insurance Policy, as provided in Section 5.02(c) of the Sale and Servicing Agreement.

Section  3.33.  Payment  Under  the  Swap  Agreements:  The Indenture Trustee on
                -------------------------------------
behalf of the Noteholders, the Note Insurer and the Certificateholders shall verify with the Swap Counterparty that the amounts to be paid and the amounts being received under the Swap Agreements are correct.

Section  3.34.  Exercise  of Rights as Registered Holder of Pooled Certificates.
                ---------------------------------------------------------------
If at any time the Indenture Trustee, as the registered holder of the Pooled Certificates, is asked to exercise a right to vote inherent in any Pooled Certificate or to take any action or give any consent, approval or waiver with respect to such Pooled Certificate or the related agreement, the Indenture Trustee shall, subject to the rights of the Note Insurer as conferred under
Section 11.07 hereof, promptly notify all of the Noteholders of such request in writing, requesting direction from such Noteholders as to the course of action the Indenture Trustee should take. The Indenture Trustee shall furnish copies to the Holders of any request or other notice requiring action by, and received by the Indenture Trustee as, registered holder of any Pooled Certificate, and shall act in accordance with the written directions of Holders of the Notes evidencing a majority of the Class Principal Balances of the Notes. In the absence of such directions, the Indenture Trustee may, but shall have no obligation to, take such action as it may determine in its absolute discretion. Except as so provided, the Indenture Trustee shall have no responsibility to monitor or regulate on behalf of the Holders the exercise by any Person of its rights under the trust agreement relating to the Pooled Certificates, including any right to amend or terminate such trust agreement, nor any responsibility to monitor or regulate the liquidation of mortgage loans or other collateral pursuant to such trust agreement.

                                   ARTICLE IV

               The Notes; Satisfaction and Discharge of Indenture

Section  4.01.  The  Notes.  The  Notes  shall  be registered in the name of the
                ----------
Noteholders. The Notes shall, on original issue, be executed on behalf of the Issuer by the Owner Trustee, not in its individual capacity but solely as Owner Trustee, authenticated by the Note Registrar and delivered by the Indenture Trustee to or upon the order of the Issuer.

     Section  4.02.  Registration of and Limitations on Transfer and Exchange of
                     -----------------------------------------------------------
Notes;  Appointment  of  Note  Registrar.  The  Issuer  shall cause to be kept a
----------------------------------------
register (the "Note Register") in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Indenture Trustee shall be "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided. Upon any resignation of any Note Registrar, the Issuer shall promptly appoint a successor or, if it elects not to make such an appointment, assume the duties of Note Registrar.

     If a Person other than the Indenture Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Indenture Trustee prompt written notice of the appointment of such Note Registrar and of the location, and any change in the location, of the Note Register, and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Authorized Officer thereof as to the names and addresses of the Noteholders and the principal amounts and number of such Notes.

Subject to the restrictions and limitations set forth below, upon surrender for registration of transfer of any Note at the Corporate Trust Office of the Indenture Trustee, the Indenture Trustee shall make provision to obtain the signature of the Owner Trustee on such Note, which may be in facsimile or photostatic reproduction form, and the Note Registrar shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes in authorized denominations evidencing the same aggregate principal amount.

Subject to the foregoing, at the option of the Noteholders, Notes may be exchanged for other Notes of like tenor or, in each case in authorized denominations evidencing the same aggregate principal amount upon surrender of the Notes to be exchanged at the Corporate Trust Office of the Note Registrar. Whenever any Notes are so surrendered for exchange, the Indenture Trustee shall execute and the Note Registrar shall authenticate and deliver the Notes which the Noteholder making the exchange is entitled to receive. Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by the Noteholder thereof or such Noteholder's attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act.

No service charge shall be made for any registration of transfer or exchange of Notes, but the Note Registrar shall require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any registration of transfer or exchange of Notes.

All Notes surrendered for registration of transfer and exchange shall be cancelled by the Note Registrar and delivered to the Indenture Trustee for subsequent destruction without liability on the part of either.

Each transferee of a Note shall be required to represent that it is not an employee benefit plan, retirement arrangement, individual retirement account or Keogh plan subject to either Title I of the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, as amended, or an entity (including insurance company general accounts ) whose underlying assets include plan assets by reason of the investment by any such plan, arrangement or account in such entity, unless the proposed transferee provides a representation to the Indenture Trustee and the Issuer, which representation shall be in form and substance satisfactory to the Issuer, to the effect that an individual or class prohibited transaction exemption including but not limited to Department of Labor Prohibited Transaction Exemption ("PTE") 84-14 (Class Exemption for Plan Asset Transactions Determined by Independent Qualified Professional Asset Managers); PTE 91-38 (Class Exemption for Certain Transactions Involving Bank Collective Investment Funds); PTE 90-1 (Class Exemption for Certain Transactions Involving Insurance Company Pooled Separate Accounts), PTE 95-60 (Class Exemption for Certain Transactions Involving Insurance Company General Accounts), and PTCE 96-23 (Class Exemption for Plan Asset Transactions Determined by In-House Asset Managers) will apply to the proposed transfer and/or holding of a Note. The Indenture Trustee shall be entitled to conclusively rely on any such certificate provided to it. Each Note shall bear the legend referring to the foregoing restrictions contained in
Section  4.07(b).

Section 4.03.  Mutilated, Destroyed, Lost or Stolen Notes.  If (i) any mutilated
               ------------------------------------------
Note is surrendered to the Indenture Trustee, or the Indenture Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Note, and
(ii) there is delivered to the Indenture Trustee such security or indemnity as may be required by it to hold the Issuer and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Note Registrar or the Indenture Trustee that such Note has been acquired by a bona fide purchaser, the Owner Trustee shall execute, and upon its request the Indenture Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note; provided, however, that if any such destroyed, lost or stolen Note, but not a mutilated Note, shall have become or within seven days shall be due and payable, or shall have been called for purchase or redemption, instead of issuing a replacement Note, the Issuer may pay such destroyed, lost or stolen Note when so due or payable without surrender thereof. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer and the Indenture Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer or the Indenture Trustee in connection therewith.

Upon the issuance of any replacement Note under this Section 4.03, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Indenture Trustee) connected therewith.

Every replacement Note issued pursuant to this Section 4.03 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 4.03 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 4.04.  Persons Deemed Owners.  Prior to due presentment for registration
               ---------------------
of transfer of any Note, the Issuer, the Indenture Trustee, the Note Insurer and any agent of the Issuer, the Note Insurer or the Indenture Trustee may treat the Person in whose name any Note is registered on the Note Register (as of the day of determination) as the owner of such Note for the purpose of receiving payments of principal of and interest, if any, on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Issuer, the Note Insurer, the Indenture Trustee nor any agent of the Issuer, the
Note Insurer or the Indenture Trustee shall be affected by notice to the contrary.

Section 4.05.  Cancellation.  All Notes surrendered for payment, registration of
               ------------
transfer, exchange, purchase or redemption shall, if surrendered to any Person other than the Indenture Trustee, be delivered to the Indenture Trustee and shall be promptly cancelled by the Indenture Trustee. The Issuer may at any time deliver to the Indenture Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Indenture Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section 4.05, except as expressly permitted by this Indenture. All cancelled Notes may be held or disposed of by the Indenture Trustee in accordance with its standard retention or disposal policy as in effect at the time unless the Issuer shall direct by an Issuer Request that they be destroyed or returned to it; provided, that such Issuer
Request is timely and the Notes have not been previously disposed of by the Indenture Trustee.

     Section  4.06.  Release of Collateral.  The Indenture Trustee shall release
                     ---------------------
property from the lien of this Indenture only (i) upon receipt of an Issuer Request accompanied by an Officer's Certificate of the Issuer and (ii) in connection with the exercise of either the Certificateholder Collateral Purchase Option or the Bear Stearns Collateral Purchase Option, as provided in Section 10.01(a) and (b) hereof.

Section  4.07.  Restrictions  on Transfer.  (a)  The Notes may not be offered or
                -------------------------
sold except to "Qualified Institutional Buyers" (as defined in Rule 144A under the Securities Act) or institutional "accredited investors" as defined in Rule 501(a)(1)-(3) or (7) under the Securities Act or any entity in which all of the equity owners come within such paragraphs. Further, for purposes of the Investment Company Act of 1940, as amended, the total number of beneficial owners of Notes may not exceed 97.

     The Notes will not have been registered or qualified under the Securities Act, or any state securities law. No transfer, sale, pledge or other disposition of any Note shall be made unless such disposition is made pursuant to an effective registration statement under the Securities Act and effective registration or qualification under applicable state securities laws, or is made in a transaction which does not require such registration or qualification. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act, the Indenture Trustee, the Issuer and the Note Insurer may require that the Noteholders' prospective transferee certify to the Indenture Trustee, the Issuer and the Note Insurer in writing the facts surrounding such disposition. Unless the Indenture Trustee or the Note Insurer requests otherwise, such certification shall be substantially in the form of Exhibit E or Exhibit F hereto. In the event that such certification of facts does not on its face establish the availability of an exemption under the Securities Act, the Indenture Trustee, the Issuer and the Note Insurer, as applicable, may require an opinion of counsel satisfactory to it that such transfer may be made pursuant to an exemption from the Securities Act, which opinion of counsel shall not be an expense of the Indenture Trustee or of the Trust.

(b)     Each  Note  will  bear  legends  substantially  to the following effect:

"THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE AGREES FOR THE BENEFIT OF THE TRUST THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON REGULATION D, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE REPRESENTS AND AGREES FOR THE BENEFIT OF THE TRUST, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE NOTE INSURER, THE OWNER TRUSTEE AND THE INITIAL PURCHASERS THAT IT IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1)-(3) AND (7) OF REGULATION D UNDER THE SECURITIES ACT) OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS AND THAT IT IS HOLDING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION."

"THE HOLDER OF THIS NOTE FURTHER UNDERSTANDS AND AGREES THAT THE NUMBER OF BENEFICIAL OWNERS OF ALL NOTES MAY NOT EXCEED 97 IN NUMBER; THAT TRANSFERS OF THE NOTES WILL BE RESTRICTED ACCORDINGLY; AND THAT THE HOLDER HEREOF WILL NOTIFY THE INDENTURE TRUSTEE IF THE NUMBER OF BENEFICIAL OWNERS OF THIS NOTE WILL CHANGE AS PROVIDED HEREIN AND IN THE INDENTURE."

"THIS NOTE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY A TRANSFEREE UNLESS THE PROPOSED TRANSFEREE REPRESENTS TO THE TRUST AND THE INDENTURE TRUSTEE, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUST AND THE INDENTURE TRUSTEE, THAT IT
EITHER: (I) IS NOT, AND IS NOT PURCHASING A NOTE, DIRECTLY OR INDIRECTLY, FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (II) PTCE 95-60, PTCE 96-23, PTCE 91-38, PTCE 90-1, PTCE 84-14 OR SOME OTHER PROHIBITED TRANSACTION EXEMPTION IS APPLICABLE TO THE PURCHASE AND HOLDING OF A NOTE BY THE TRANSFEREE."

Section  4.08.  Limitation  on  Beneficial  Owners.  The Indenture Trustee shall
                ----------------------------------
monitor the number of beneficial owners of all Notes, as represented to the Indenture Trustee in the related purchaser representation letters, and shall not permit the transfer of any Note if the effect of such transfer is to cause the total number of beneficial owners of Notes to exceed 97. Any transfer of Notes that causes the total number of beneficial owners of Notes to exceed 97 is hereby deemed to be null and void and the Indenture Trustee shall amend the Note Register to reflect such voided transfer; provided, however, that in the event
(i) all of the Purchase Options are no longer outstanding and (ii) an opinion of counsel, acceptable to the Depositor, the Indenture Trustee, the Note Insurer and the Owner Trustee, is provided to the Depositor, the Indenture Trustee, the
Note Insurer and the Owner Trustee at the sole cost and expense of the provider, to the effect that for purposes of the Investment Company Act of 1940, as amended, the total number of beneficial owners of all Notes and Certificates may exceed 100 holders, then the total number of beneficial owners of the Notes may exceed 97 and the related restrictive legend may be removed from the Notes.

Section  4.09.  [Reserved].
                 ---------

Section  4.10.  Payment of Principal and Interest; Defaulted Interest.  (a)
                -----------------------------------------------------
The Notes shall accrue interest during each Accrual Period on the basis of the actual number of days in such Accrual Period and a year assumed to consist of 360 days. Any installment of interest or principal, if any, payable on any Note which is punctually paid or duly provided for by the Issuer on the applicable Payment Date shall be paid to the Person in whose name such Note is registered on the Record Date, by check mailed first-class, postage prepaid, to such Person's address as it appears on the Note Register on such Record Date, or upon written receipt from a Noteholder which holds Notes with an aggregate initial principal balance of $1,000,000 or more, payment may be made by wire transfer in immediately available funds to the account designated by such Noteholder and except for the final installment of principal payable with respect to such Note on a Payment Date or on the Maturity Date (and except for the Final Payment Amount for any Note purchased or called for redemption pursuant to Section 10.01) which shall be payable as provided below. The funds represented by any such checks returned undelivered shall be held in accordance with Section 3.03.

(b) The principal of each Note shall be payable in installments on each Payment Date as provided in the form of the Note set forth in Exhibit A and in
Section 5.2 of the Sale and Servicing Agreement. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable, if not previously paid, on the date on which an Event of Default shall have occurred and be continuing, if the Indenture Trustee with the consent of the Note Insurer, or the Holders of the Notes representing not less than a majority of the Class Principal Balance of the Notes with the consent of the Note Insurer, have declared the Notes to be immediately due and payable in the manner provided in Section 5.02. All principal payments on the Notes shall be made pro rata to the Noteholders. Except as provided in Section 10.02, the Indenture Trustee shall notify the Person in whose name a Note is registered at the close of business on the Record Date preceding the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed or transmitted by facsimile prior to such final Payment Date and shall specify that such final installment will be payable only upon presentation and surrender of such Note and shall specify the place where such Note may be presented and surrendered for payment of such installment. Notices in connection with a purchase or a redemption of the Notes as a result of the exercise of a Purchase Option shall be mailed to Noteholders as provided in Section 10.2.

Section  4.11.  Tax  Treatment.  The Issuer has entered into this Indenture, and
                --------------
the Notes will be issued, with the intention that, for federal, state and local income, single business and franchise tax purposes, the Notes will qualify as indebtedness of the Issuer. The Issuer, by entering into this Indenture, and each Noteholder, by its acceptance of its Note, agrees to treat the Notes for federal, state and local income, single business and franchise tax purposes as indebtedness of the Issuer.

Section  4.12.  Satisfaction  and  Discharge of Indenture.  This Indenture shall
                -----------------------------------------
cease to be of further effect with respect to the Notes except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Notes, (iii) rights of Noteholders to receive payments of principal thereof and interest thereon, (iv) Sections 3.03, 3.04, 3.06, 3.10, 3.19, 3.21, 3.22, 4.11, 11.16 and 11.17, (v) the rights, obligations and immunities of the Indenture Trustee hereunder (including the rights of the Indenture Trustee under Section 6.07 and the obligations of the Indenture Trustee under Section 4.13) and (vi) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee payable to all or any of them, and the Indenture Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes, when:

     (A)     either

          (1) all Notes theretofore authenticated and delivered (other than (i) Notes that have been destroyed, lost or stolen and that have been replaced or paid as provided in Section 4.03 and (ii) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 3.03) have been delivered to the Indenture Trustee for cancellation; or

          (2) all Notes not theretofore delivered to the Indenture Trustee for cancellation

     a.     have  become  due  and  payable,  or

     b.     will  become  due  and payable at the Maturity Date within one year,

and the Issuer, in the case of a. or b. above, has irrevocably deposited or caused to be irrevocably deposited with the Indenture Trustee cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes then outstanding not theretofore delivered to the Indenture Trustee for cancellation when due on the applicable Maturity Date;

     (B) the Issuer has paid or caused to be paid all other sums payable hereunder and under the Insurance Agreement by the Issuer; and

     (C) the Issuer has delivered to the Indenture Trustee and the Note Insurer an Officer's Certificate and an opinion of counsel, each meeting the applicable requirements of Section 11.01 and, subject to Section 11.01 each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with and, if the opinion of counsel relates to a deposit made in connection with Section
4.12(A)(2)b. above, such opinion shall further be to the effect that such deposit will not have any material adverse tax consequences to the Issuer, any Noteholders or any Certificateholders.

Section  4.13.  Application  of  Trust  Money.  All  moneys  deposited  with the
                -----------------------------
Indenture Trustee pursuant to Section 4.12 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment, either directly or through any Paying Agent, as the Indenture Trustee may determine, to the Holders of Notes for the payment, purchase or redemption of which such moneys have been deposited with the Indenture Trustee, of all sums due and to become due thereon for principal and interest; but such moneys need not be segregated from other funds except to the extent required herein or in the Sale and Servicing Agreement or required by law.

Section  4.14.  Subrogation  and Cooperation.  (a)  The Issuer and the Indenture
                ----------------------------
Trustee acknowledge that (i) to the extent the Note Insurer makes payments under the Note Insurance Policy on account of principal of or interest on the Notes, or under the Swap Insurance Policy on account of amounts due the Swap Counterparty, the Note Insurer will be fully subrogated to the rights of such Holders or the Swap Counterparty, as applicable, to receive such principal and interest or amounts otherwise due the Swap Counterparty from the Issuer, and
(ii) the Note Insurer shall be paid such principal and interest and such other amounts but only from the sources and in the manner provided herein and in the Sale and Servicing Agreement and the Insurance Agreement for the payment of such principal and interest.

The Indenture Trustee shall cooperate in all respects with any reasonable request by the Note Insurer for action to preserve or enforce the Note Insurer's rights or interest under this Indenture, the Sale and Servicing Agreement or the Insurance Agreement without limiting the rights of the Noteholders as otherwise set forth in the Indenture, including, without limitation, upon the occurrence and continuance of a default under the Insurance Agreement, a request to take any one or more of the following actions:

     (i) institute Proceedings for the collection of all amounts then payable on the Notes, or under this Indenture in respect to the Notes and all amounts payable under the Insurance Agreement and to enforce any judgment obtained and collect from the Issuer moneys adjudged due;

     (ii) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales (as defined in Section 5.15 hereof) called and conducted in any manner permitted by law;

     (iii) file or record all Assignments of Mortgages that have not previously been recorded;

     (iv) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture; and

     (v) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the
Note  Insurer  hereunder.

Section 4.15.  Repayment of Moneys Held by Paying Agent.  In connection with the
               ----------------------------------------
satisfaction and discharge of this Indenture with respect to the Notes, all moneys then held by any Paying Agent other than the Indenture Trustee under the provisions of this Indenture with respect to such Notes shall, upon demand of the Issuer, be paid to the Indenture Trustee to be held and applied according to
Section 3.05 and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

                                    ARTICLE V

                                    Remedies

Section  5.01.  Events  of  Default.  "Event  of Default," wherever used herein,
                -------------------
shall have the meaning provided in Appendix A; provided, however, that Noteholders shall have no remedies for an Event of Default under clause (i) or clause (ii) of the definition of "Event of Default" if the Issuer fails to make payments of principal of and interest on the Notes so long as the Note Insurer makes payments sufficient with respect thereto under the Note Insurance Policy.

The Issuer shall deliver to the Indenture Trustee and the Note Insurer, within five days after having Actual Knowledge of the occurrence of an Event of Default, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (iii) of the definition of "Event of Default," its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.02.  Acceleration of Maturity; Rescission and Annulment.   If an Event
               --------------------------------------------------
of Default should occur and be continuing, then and in every such case (i) the Indenture Trustee with the consent of the Note Insurer, (ii) the Note Insurer, or (iii) the Holders of the Notes, representing not less than a majority of the Class Principal Balance of all Notes with the consent of the Note Insurer, may declare the Notes to be immediately due and payable, by a notice in writing to the Issuer (and to the Indenture Trustee if given by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Holders of the Notes representing a majority of the Class Principal Balance of the Notes, by written notice to the Issuer and the Indenture Trustee, may rescind and annul such declaration and its consequences if:

     (A) the Issuer has paid or deposited with the Indenture Trustee a sum sufficient to pay:

     (i) all payments of principal of and interest on the Notes and all other amounts that would then be due hereunder or upon the Notes if the Event of Default giving rise to such acceleration had not occurred; and

     (ii) all sums paid or advanced by the Indenture Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel; and

     (B) all Events of Default, other than the nonpayment of the principal of the Notes that has become due solely by such acceleration, have been cured or waived as provided in Section 5.12.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section  5.03.    Collection  of  Indebtedness  and  Suits  for  Enforcement  by
                  --------------------------------------------------------------
Indenture Trustee.  (a)  The Issuer covenants that if (i) default is made in the
-----------------
payment of any interest on any Note when the same becomes due and payable, and such default continues for a period of five days, or (ii) default is made in the payment of the principal of or any installment of the principal of any Note when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to it, for the benefit of the Holders of the Notes and of the Note Insurer, the whole amount then due and payable on the Notes for principal and interest, with interest upon the overdue principal, and in addition thereto such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and counsel.

     (b) In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, subject to the provisions of Section 11.17 hereof may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon the Notes and collect in the manner provided by law out of the Trust Estate, wherever situated, the moneys adjudged or decreed to be payable.

     (c) If an Event of Default occurs and is continuing, the Indenture Trustee subject to the provisions of Section 11.17 hereof may, as more particularly provided in Section 5.04, in its discretion, and shall, as directed by the Note Insurer or the Noteholders representing not less than a majority of the Class Principal Balance of all the Notes, proceed to protect and enforce its rights and the rights of the Noteholders and the Note Insurer, by such appropriate Proceedings as the Indenture Trustee shall deem most effective, or as so directed, to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

     (d) In case there shall be pending, relative to the Issuer or any other obligor upon the Notes or any Person having or claiming an ownership interest in the Trust Estate (if such Person is an Affiliate of the Issuer), Proceedings under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor, the Indenture Trustee, irrespective of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

     (i) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in such Proceedings;

     (ii) unless prohibited by applicable law and regulations, to vote on behalf of the Noteholders in any election of a trustee, a standby trustee or Person performing similar functions in any such Proceedings;

     (iii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders and of the Indenture Trustee on their behalf; and

     (iv) to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Noteholders allowed in any judicial proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, liquidator, custodian or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence or bad faith.

     (e) Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

     (f) All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the ratable benefit of the Noteholders.

     (g) In any Proceedings brought by the Indenture Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Noteholders, and it shall not be necessary to make any Noteholder a party to any such Proceedings.

Section  5.04.  Remedies;  Priorities.  (a)  If  an  Event of Default shall have
                ---------------------
occurred  and  be continuing, the Indenture Trustee subject to the provisions of
Section 11.17 hereof may do one or more of the following (subject to Section 5.05):

     (i) institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes or under this Indenture with respect thereto, whether by declaration or otherwise, and all amounts payable under the Insurance Agreement or the Sale and Servicing Agreement, enforce any judgment obtained, and collect from the Issuer and any other obligor upon such Notes moneys adjudged due;

     (ii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate;

     (iii) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee, the Noteholders and the Note Insurer; and

     (iv) sell the Trust Estate or any portion thereof or rights or interest therein, at one or more public or private Sales called and conducted in any manner permitted by law;

provided, however, that the Indenture Trustee may not sell or otherwise liquidate the Trust Estate following an Event of Default, other than a default in the payment of any principal or interest on the Notes for thirty (30) days or more, unless (A) the Holders of 100% of the Class Principal Balance of the Notes and the Note Insurer consent thereto, which consent will not be unreasonably withheld, (B) the proceeds of such sale or liquidation distributable to the Noteholders are sufficient to discharge in full all amounts then due and unpaid upon the Notes for principal and interest including any LIBOR Interest Carryover Amounts or (C) the Indenture Trustee determines that the Collateral will not continue to provide sufficient funds for the payment of principal of and interest on the Notes, as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of the
Note Insurer, which consent will not be unreasonably withheld, and of the Holders of not less than 66-2/3% of the Class Principal Balance of the Notes. In determining such sufficiency or insufficiency with respect to clause (B) and
(C), the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose. Notwithstanding the foregoing, so long as a Servicer Termination Event has not occurred, any Sale (as defined in Section 5.15) of the Trust Estate shall be made subject to the continued servicing of the Mortgage Loans by the Servicer as provided in the Sale and Servicing Agreement.

(b)     If the Indenture Trustee collects any money or property pursuant to this
Article  V,  it  shall  pay  out  the  money or property in the following order:

FIRST:     to  the  Indenture  Trustee  for  amounts  due  under  Section  6.07;

SECOND: to (i) the Swap Counterparty for all amounts due under the Swap Agreement, and (ii) Noteholders, pari passu, for amounts due and unpaid on the Notes for interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for interest (excluding all existing LIBOR Interest Carryover Amounts) and amounts due to the Swap Counterparty under the Swap Agreements, respectively;

THIRD:     to Noteholders for amounts due and unpaid on the Notes for principal, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes for principal;

FOURTH:     to  the  payment  of  all amounts due and owing to the Note Insurer;

FIFTH:     to the Noteholders for all existing LIBOR Interest Carryover Amounts;

SIXTH:     to the Issuer for amounts due to the Owner Trustee under Section 8.01 of the Trust Agreement (or to reimburse the Sponsor for amounts paid to the Owner Trustee pursuant to Section 8.02 of the Trust Agreement); and

SEVENTH:     to  the  Issuer  for  amounts  required  to  be  distributed to the
Certificateholders.

The Indenture Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 5.04. At least 15 days before the Record Date with respect to payments under this Section 5.04, the Issuer shall mail to each Noteholder and the Indenture Trustee a notice that states the record date, the payment date and the amount to be paid.

Section  5.05.  Optional  Preservation  of  the Trust Estate.  If the Notes have
                --------------------------------------------
been declared to be due and payable under Section 5.02 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, the Indenture Trustee may, but need not, elect to maintain possession of the Trust Estate. It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes and other obligations of the Issuer including payment to the Note Insurer, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Trust Estate. In determining whether to maintain possession of the Trust Estate, the Indenture Trustee may, but need not, obtain and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Trust Estate for such purpose.

Section  5.06.  Limitation  of Suits.  No Holder of any Note shall have any
                --------------------
right to institute any Proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless and subject to the provisions of Section 11.17 hereof:

     (i) such Holder has previously given written notice to the Indenture Trustee of a continuing Event of Default;

     (ii) the Holders of not less than 25% of the Class Principal Balance of the Notes have made written request to the Indenture Trustee to institute such Proceeding in respect of such Event of Default in its own name as Indenture Trustee hereunder;

     (iii) such Holder or Holders have offered to the Indenture Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in complying with such request;

     (iv) the Indenture Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute such Proceedings; and

     (v) no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Holders of a majority of the Class Principal Balance of the Notes.

It is understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided.

In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity satisfactory to it from two or more groups of Holders of Notes, each representing less than a majority of the Class Principal Balance of the Notes, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture. In no event shall the Indenture Trustee be liable for any action taken in accordance herewith, except as otherwise provided in Section 6.01.

Section  5.07.  Unconditional  Rights  of  Noteholders  To Receive Principal and
                ----------------------------------------------------------------
Interest.  Notwithstanding any other provisions in this Indenture, the Holder of
--------
any Note shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest, if any, on such Note on or after the respective due dates thereof expressed in such Note or in this Indenture and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section  5.08.  Restoration of Rights and Remedies.  If the Indenture Trustee or
                ----------------------------------
the Holder of any Note has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason or has been determined adversely to the Indenture Trustee or to such Holder of any Note, then and in every such case the Issuer, the Indenture Trustee and the Holders of such Notes shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Holders of such Notes shall continue as though no such Proceeding had been instituted.

Section  5.09.  Rights  and  Remedies  Cumulative.  No  right  or  remedy herein
                ---------------------------------
conferred upon or reserved to the Indenture Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section  5.10.  Delay  or  Omission  Not  a Waiver.  No delay or omission of the
                ----------------------------------
Indenture Trustee, the Note Insurer or any Holder of any Note to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article V or by law to the Indenture Trustee, the Note Insurer or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee, the Note Insurer or by the Noteholders, as the case may be.

Section  5.11.  Control  by Noteholders.  The Holders of a majority of the Class
                -----------------------
Principal Balance of the Notes, with the consent of the Note Insurer, shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes or exercising any trust or power conferred on the Indenture Trustee; provided that:

     (i) such direction shall not be in conflict with any rule of law or with this Indenture;

     (ii) subject to the express terms of Section 5.04, any direction to the Indenture Trustee to sell or liquidate the Trust Estate shall be by Holders of the Notes representing not less than 100% of the Class Principal Balance of the Notes;

     (iii) if the conditions set forth in Section 5.05 have been satisfied and the Indenture Trustee elects to retain the Trust Estate pursuant to such Section, then any direction to the Indenture Trustee by Holders of Notes representing less than 100% of the Class Principal Balance of the Notes to sell or liquidate the Trust Estate shall be of no force and effect; and

     (iv) the Indenture Trustee may take any other action deemed proper by the Indenture Trustee that is not inconsistent with such direction.

Notwithstanding  the rights of Noteholders set forth in this Section, subject to
Section 6.01, the Indenture Trustee need not take any action that it determines might involve it in liability or might materially adversely affect the rights of any Noteholders not consenting to such action.

Section  5.12.  Waiver  of  Past  Defaults.  Prior  to  the  declaration  of the
                --------------------------
acceleration of the maturity of the Notes as provided in Section 5.02, the Holders of Notes of not less than a majority of the Class Principal Balance of the Notes, with the consent of the Note Insurer, may waive any past Event of Default and its consequences except an Event of Default (a) in payment when due of principal of or interest on any of the Notes or (b) in respect of a covenant or provision hereof which cannot be modified or amended without the consent of the Holder of each Note or the waiver of which would materially and adversely affect the interests of the Note Insurer or modify its obligation under the Note Insurance Policy. In the case of any such waiver, the Issuer, the Indenture Trustee and the Holders of the Notes shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Upon any such waiver, any Event of Default arising therefrom shall be deemed to have been cured and not to have occurred, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Event of Default or impair any right consequent thereto.

Section  5.13.  Undertaking for Costs.  All parties to this Indenture agree, and
                ---------------------
each Holder of any Note by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.13 shall not apply to (a) any suit instituted by the Indenture Trustee, (b) any suit instituted by any Noteholder, or group of Noteholders, in each case holding in the aggregate more than 10% of the Class Principal Balance of the Notes or (c) any suit instituted by any Noteholder for the enforcement of the payment of principal of or interest on any Note on or after the respective due dates expressed in such Note and in this Indenture.

Section  5.14.  Waiver  of Stay or Extension Laws.  The Issuer covenants (to the
                ---------------------------------
extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever, claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, that may affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.15.  Sale of Trust Estate.  (a)  The power to effect any sale or other
               --------------------
disposition (a "Sale") of any portion of a Trust Estate pursuant to Section 5.04 is expressly subject to the provisions of Section 5.05 and this Section 5.15. The power to effect any such Sale shall not be exhausted by any one or more Sales as to any portion of the Trust Estate remaining unsold, but shall continue unimpaired until the entire Trust Estate shall have been sold or all amounts payable on the Notes and under this Indenture and under the Insurance Agreement shall have been paid. The Indenture Trustee may from time to time postpone any public Sale by public announcement made at the time and place of such Sale. The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

(b) The Indenture Trustee shall not in any private Sale sell the Trust Estate, or any portion thereof, unless

     (i) the Holders of all Notes and the Note Insurer consent to, or direct the Indenture Trustee to make, such Sale, or

     (ii) the proceeds of such Sale would be not less than the entire amount which would be payable to the Noteholders under the Notes, and the Note Insurer in respect of amounts drawn under the Note Insurance Policy and any other amounts due the Note Insurer under the Insurance Agreement, in full payment thereof in accordance with Section 5.02, on the Payment Date next succeeding the date of such Sale, or

     (iii) the Indenture Trustee determines, in its sole discretion, that the conditions for retention of the Trust Estate set forth in Section 5.05 cannot be satisfied (in making any such determination, the Indenture Trustee may rely upon an opinion of an Independent investment banking firm obtained and delivered as provided in Section 5.05) and the Note Insurer consents to such Sale, which consent will not be unreasonably withheld, and the Holders representing at least 66-2/3% of the Class Principal Balance of the Notes consent to such Sale.

The purchase by the Indenture Trustee of all or any portion of a Trust Estate at a private Sale shall not be deemed a Sale or other disposition thereof for purposes of this Section 5.15(b).

(c) Unless the Holders of the Notes and the Note Insurer have otherwise consented or directed the Indenture Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (ii) of subsection (b) of this Section 5.15 has not been established by the Indenture Trustee and no Person bids an amount equal to or greater than such amount, the Indenture Trustee shall bid an amount at least $1.00 more than the highest other bid.

(d)     In  connection  with  a  Sale  of all or any portion of the Trust Estate

     (i) any Holder or Holders of Notes may bid for and with the consent of the Note Insurer purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Notes or claims for interest thereon in lieu of cash up to the amount which shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

     (ii) the Indenture Trustee may bid for and acquire the property offered for Sale in connection with any Sale thereof, and, subject to any requirements of, and to the extent permitted by, applicable law in connection therewith, may purchase all or any portion of the Trust Estate in a private sale, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount which would be distributable to the Holders of the Notes and amounts owing to the Note Insurer as a result of such Sale in accordance with Section 5.04(b) on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Notes in order to complete any such Sale or in order for the net Sale price to be credited against such Notes, and any property so acquired by the Indenture Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

     (iii) the Indenture Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

     (iv) the Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

     (v) no purchaser or transferee at such a Sale shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

Section  5.16.  Action  on  Notes.  The  Indenture  Trustee's  right to seek and
                -----------------
recover judgment on the Notes or under this Indenture shall not be affected by the seeking, obtaining or application of any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer. Any money or property collected by the Indenture Trustee shall be applied in accordance with Section 5.04(b).

Section  5.17.  Performance  and  Enforcement  of  Certain  Obligations.  (a)
                -------------------------------------------------------
Promptly following a request from the Indenture Trustee to do so, the Issuer shall take all such lawful action as the Indenture Trustee may request to compel or secure the performance and observance by the Depositor, the Seller and the Servicer, as applicable, of each of their obligations to the Issuer under or in connection with the Basic Documents, and to exercise any and all rights, remedies, powers and privileges lawfully available to the Issuer under or in connection with the Basic Documents to the extent and in the manner directed by the Indenture Trustee, including the transmission of notices of default on the part of the Depositor, the Seller or the Servicer thereunder and the institution of legal or administrative actions or proceedings to compel or secure performance by the Depositor, the Seller or the Servicer of each of their obligations under the Basic Documents.

(b) If a Servicer Termination Event has occurred and is continuing, the Indenture Trustee subject to the rights of the Note Insurer under the Sale and Servicing Agreement may, and at the direction (which direction shall be in writing or by telephone (confirmed in writing promptly thereafter)) of the Holders of 66-2/3% of the Class Principal Balance of the Notes with the consent of the Note Insurer shall, exercise all rights, remedies, powers, privileges and claims of the Issuer against the Servicer under or in connection with the Sale and Servicing Agreement, including the right or power to take any action to compel or secure performance or observance by the Servicer of its obligations to the Issuer thereunder and to give any consent, request, notice, direction, approval, extension or waiver under the Sale and Servicing Agreement, and any right of the Issuer to take such action shall not be suspended.

                                   ARTICLE VI

                              The Indenture Trustee

Section  6.01.  Duties  of  Indenture  Trustee.  (a)  If an Event of Default has
                ------------------------------
occurred and is continuing, the Indenture Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs with respect to the Trust Estate.

     (b)     Except  during  the  continuance  of  an  Event  of  Default:

(i) the Indenture Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Indenture Trustee; and

(ii) in the absence of bad faith on its part, the Indenture Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture; provided, however, that the Indenture Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) The Indenture Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

     (i)     this  paragraph  does not limit the effect of paragraph (b) of this
Section  6.01;

     (ii) the Indenture Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer unless it is proved that the Indenture Trustee was negligent in ascertaining the pertinent facts; and

     (iii) the Indenture Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it (A) pursuant to Section 5.11 or (B) from the Note Insurer, which it is entitled to give under any of the Basic Documents.

     (d) Every provision of this Indenture that in any way relates to the Indenture Trustee is subject to paragraphs (a), (b), (c) and (g) of this Section 6.01.

     (e) The Indenture Trustee shall not be liable for interest on any money received by it except as the Indenture Trustee may agree in writing with the Issuer or pursuant to the Sale and Servicing Agreement.

     (f) Money held in trust by the Indenture Trustee need not be segregated from other funds except to the extent required by law or the terms of this Indenture or the Sale and Servicing Agreement.

     (g) No provision of this Indenture shall require the Indenture Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

     (h) In the event that the Indenture Trustee is the Paying Agent or the Note Registrar, the rights and protections afforded to the Indenture Trustee pursuant to this Indenture shall also be afforded to the Indenture Trustee in its capacity as Paying Agent or Note Registrar.

     (i) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Indenture Trustee shall be subject to the provisions of this Section.

Section 6.02.  Rights of Indenture Trustee.  (a)  The Indenture Trustee may rely
               ---------------------------
on any document believed by it to be genuine and to have been signed or presented by the proper person. The Indenture Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Indenture Trustee acts or refrains from acting, it may require an Officer's Certificate or an opinion of counsel. The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on an Officer's Certificate or opinion of counsel.

     (c) The Indenture Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian or nominee, and the Indenture Trustee shall not be responsible for any misconduct or negligence on the part of, or for the supervision of, any such agent, attorney, custodian or nominee appointed with due care by it hereunder.

     (d) The Indenture Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers; provided, however, that the Indenture Trustee's conduct does not constitute willful misconduct, negligence or bad faith.

     (e) The Indenture Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Notes shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

Section 6.03.  Individual Rights of Indenture Trustee.  The Indenture Trustee in
               --------------------------------------
its individual or any other capacity may become the owner or pledgee of Notes and may otherwise deal with the Issuer or its Affiliates with the same rights it would have if it were not Indenture Trustee. Any Paying Agent, Note Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Indenture Trustee must comply with Sections 6.11 and 6.12.

Section  6.04.  Indenture Trustee's Disclaimer.  The Indenture Trustee shall not
                ------------------------------
be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Issuer's use of the proceeds from the Notes, and it shall not be responsible for any statement of the Issuer in the Indenture or in any document issued in connection with the sale of the Notes or in the Notes other than the Indenture Trustee's certificate of authentication.

Section 6.05.  Notice of Event of Default.  If an Event of Default occurs and is
               --------------------------
continuing and if it is known to a Responsible Officer of the Indenture Trustee, the Indenture Trustee shall give notice thereof to the Note Insurer. The Indenture Trustee shall mail to each Noteholder and the Owner Trustee notice of the Event of Default within 90 days after it occurs. Except in the case of an Event of Default in payment of principal of or interest on any Note, the Indenture Trustee may withhold the notice if and so long as a committee of its Responsible Officers in good faith determines that withholding the notice is in the interests of Noteholders.

Section  6.06.  Reports  by  Indenture  Trustee  to  Holders.  (a) The Indenture
                --------------------------------------------
Trustee shall deliver to each Noteholder (and to each Person who was a Noteholder at any time during the applicable calendar year) such information, as may be required to enable such holder to prepare its Federal and state income tax returns. In addition, upon the Issuer's written request, the Indenture Trustee shall promptly furnish information reasonably requested by the Issuer that is reasonably available to the Indenture Trustee to enable the Issuer to perform its federal and state income tax reporting obligations.

     (b) In addition, (1) the Indenture Trustee will provide to any Noteholder and any prospective purchaser thereof designated by such a Noteholder, upon the request of such Noteholder or prospective purchaser, the information required to be provided to such Noteholder or prospective purchaser by Rule 144A(d)(4) under the Securities Act; and (2) the Indenture Trustee shall update or shall cause to be updated such information from time to time in order to prevent such information from becoming false and misleading and will take such other actions as are necessary to ensure that the safe harbor exemption from the registration requirements of the Securities Act under Rule 144A is and will be available for resales of the Notes conducted in accordance with Rule 144A.

Section  6.07.  Compensation  and  Indemnity.  The  Issuer  shall  pay  to  the
                ----------------------------
Indenture Trustee on each Payment Date reasonable compensation for its services. The Indenture Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Issuer shall or shall cause the Servicer to reimburse the Indenture Trustee for all reasonable out-of-pocket expenses incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee's agents, counsel, accountants and experts. The Issuer shall or shall cause the Servicer to indemnify the Indenture Trustee against any and all loss, liability or expense (including attorneys' fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder. The Indenture Trustee shall notify the Issuer and the Servicer promptly of any claim for which it may seek indemnity. Failure by the Indenture Trustee to so notify the Issuer and the Servicer shall not relieve the Issuer or the Servicer of its obligations hereunder or under the Sale and Servicing Agreement. The Issuer shall or shall cause the Servicer to defend any such claim, and the Indenture Trustee may have separate counsel and the Issuer shall or shall cause the Servicer to pay the fees and expenses of such counsel. Neither the Issuer nor the Servicer need reimburse any expense or indemnify against any loss, liability or expense incurred by the Indenture Trustee through the Indenture Trustee's own willful misconduct, negligence or bad faith.

The  Issuer's  payment  obligations  to  the  Indenture Trustee pursuant to this
Section 6.07 shall survive the discharge of this Indenture or the removal or resignation of the Indenture Trustee hereunder. When the Indenture Trustee incurs expenses after the occurrence of an Event of Default specified in clause
(iv) of the definition of "Event of Default" with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable Federal or state bankruptcy, insolvency or similar law.

Section  6.08.  Replacement  of Indenture Trustee.  No resignation or removal of
                ---------------------------------
the Indenture Trustee and no appointment of a successor Indenture Trustee shall become effective until the acceptance of appointment by the successor Indenture Trustee pursuant to this Section 6.08. The Indenture Trustee may resign at any time by so notifying the Issuer, the Servicer and the Note Insurer. The Holders of a majority of the Class Principal Balance of the Notes may remove the Indenture Trustee by so notifying the Indenture Trustee, the Servicer and the
Note Insurer and may appoint a successor Indenture Trustee, with the consent of the Note Insurer and the Servicer. The Issuer shall remove the Indenture Trustee if:

     (i)     the  Indenture  Trustee  fails  to  comply  with  Section  6.11;

     (ii)    the  Indenture  Trustee  is  adjudged  a  bankrupt  or  insolvent;

     (iii) a receiver or other public officer takes charge of the Indenture Trustee or its property; or

     (iv)    the  Indenture  Trustee  otherwise  becomes  incapable  of  acting.

If the Indenture Trustee resigns or is removed or if a vacancy exists in the office of Indenture Trustee for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee), the Issuer shall promptly appoint a successor Indenture Trustee with the consent of the Note Insurer and the Servicer.

A successor Indenture Trustee shall deliver a written acceptance of its appointment to the retiring Indenture Trustee and to the Issuer. Thereupon the resignation or removal of the retiring Indenture Trustee shall become effective, and the successor Indenture Trustee shall have all the rights, powers and duties of the Indenture Trustee under this Indenture. The successor Indenture Trustee shall mail a notice of its succession to Noteholders. The retiring Indenture Trustee shall promptly transfer all property held by it as Indenture Trustee to the successor Indenture Trustee.

If a successor Indenture Trustee does not take office within 60 days after the retiring Indenture Trustee resigns or is removed, the retiring Indenture Trustee, the Issuer or the Holders of a majority of the Class Principal Balance of the Notes, with the consent of the Note Insurer and the Servicer, may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee.

If the Indenture Trustee fails to comply with Section 6.11, any Noteholder, with the consent of the Note Insurer, may petition any court of competent jurisdiction for the removal of the Indenture Trustee and the appointment of a successor Indenture Trustee.

Notwithstanding the replacement of the Indenture Trustee pursuant to this Section, the Issuer's obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee.

Upon appointment of a successor Indenture Trustee, the Indenture Trustee shall make arrangements, at its own cost and expense, to deliver all items of Collateral in its possession to the successor Indenture Trustee together with all releases, bond powers, assignments, transfer documents or other documents required to evidence the transfer of the lien of this Indenture from the Indenture Trustee to the successor Indenture Trustee.

Section  6.09.  Successor Indenture Trustee by Merger.  If the Indenture Trustee
                -------------------------------------
consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Indenture Trustee; provided, that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11. The Indenture Trustee shall provide the Issuer, the Note Insurer, the Servicer and the Rating Agencies prior written notice of any such transaction.

In case at the time such successor or successors by merger, conversion or consolidation to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes either in the name of any predecessor hereunder or in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section  6.10.  Appointment  of  Co-Indenture  Trustee  or  Separate  Indenture
                ---------------------------------------------------------------
Trustee. (a) Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Trust Estate may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust Estate, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Trust Estate, or any part thereof, and, subject to the other provisions of this Section, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.

     (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust Estate or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii) the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

     (c) Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Article VI. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee. Every such instrument shall be filed with the Indenture Trustee.

     (d) Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section  6.11.  Eligibility; Disqualification.  The Indenture Trustee shall have
                -----------------------------
a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and it or its parent shall have a long-term deposit rating of at least BBB from S&P and Baa2 from Moody's (or such lower rating as may be acceptable to S&P, Moody's and the Note Insurer). If such entity publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such entity shall be deemed to be its combined capital and surplus as set forth in is most recent report of condition so published. If at any time the Indenture Trustee shall cease to be eligible in accordance with the provisions of this Section 6.11, it shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

Section  6.12.  [Reserved]  .

Section  6.13.  Representation  and  Warranty.  The Indenture Trustee represents
                -----------------------------
and warrants to the Issuer, for the benefit of the Noteholders and the Note Insurer, that this Indenture has been executed and delivered by one of its Responsible Officers who is duly authorized to execute and deliver such document in such capacity on its behalf.

Section 6.14.  Directions to Indenture Trustee.  The Indenture Trustee is hereby
               -------------------------------
directed:

(i) to accept assignment of the Mortgage Loans, the Pooled Certificates, the Swap Agreements, the Reserve Account, the Note Insurance Policy, and the other portions of the Trust Estate being assigned hereunder, and hold the Collateral in trust for the Noteholders and the Note Insurer;

(ii) to issue, execute and deliver the Notes substantially in the form prescribed by Exhibit A in accordance with the terms of this Indenture;

(iii) to take all other actions as shall be required to be taken by the terms of this Indenture;

(iv) to (A) establish the Swap Counterparty Floor Account, (B) accept delivery and retain possession of the Interest Rate Floor Agreement in its own name for the benefit of the Note Insurer, (C) deposit payments received from the Interest Rate Floor Agreement into the Swap Counterparty Floor Account, and (D) make distributions from the Swap Counterparty Floor Account to the Note Insurer and/or the Certificateholder, all in accordance with the terms of the Sale and Servicing Agreement, and in each case for the benefit of the Note Insurer and the Certificateholders; and

(v) to (A) establish the Swap Counterparty Reserve Account, (B) accept delivery on the Closing Date and retain possession of the initial deposit of $800,000 into the Swap Counterparty Reserve Account, and (C) make distributions from the Swap Counterparty Reserve Account to the Note Insurer and/or the Certificateholder, all in accordance with the terms of the Sale and Servicing Agreement, and in each case for the benefit of the Note Insurer and the Certificateholders.

                                   ARTICLE VII

                         Noteholders' Lists and Reports

Section  7.01.  Issuer  To  Furnish  Indenture  Trustee  Names  and Addresses of
                ----------------------------------------------------------------
Noteholders.  The  Issuer will furnish or cause to be furnished to the Indenture
-----------
Trustee (a) not more than five days after each Record Date, a list, in such form as the Indenture Trustee may reasonably require, of the names and addresses of the Holders of Notes as of such Record Date, and (b) at such other times as the Indenture Trustee and the Note Insurer may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Indenture Trustee is the Note Registrar, no such list shall be required to be furnished.

Section  7.02.  Preservation of Information; Communications to Noteholders.  (a)
                ----------------------------------------------------------
The Indenture Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Indenture Trustee as provided in Section 7.01 and the names and addresses of Holders of Notes received by the Indenture Trustee in its capacity as Note Registrar. The Indenture Trustee may destroy any list furnished to it as provided in such Section 7.01 upon receipt of a new list so furnished.

(b) If three or more Noteholders or one or more Holders of Notes evidencing not less than 25% of the aggregate Class Principal Balance of the Notes apply in writing to the Indenture Trustee, and such application states that the applicants desire to communicate with other Noteholders with respect to their rights under this Indenture or under the Notes and such application is accompanied by a copy of the communication that such applicants propose to transmit, then the Indenture Trustee shall, within five Business Days after the receipt of such application, afford such applicants access during normal business hours to the current list of Noteholders. Upon receipt of any such application, the Indenture Trustee will promptly notify the Issuer by providing a copy of such application and a copy of the list of Noteholders produced in response thereto. Each Noteholder, by receiving and holding a Note, shall be deemed to have agreed not to hold any of the Issuer, the Note Registrar or the Indenture Trustee accountable by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

(c) The Indenture Trustee shall furnish to the Noteholders promptly upon receipt of a written request therefor, duplicates or copies of all reports, notices, requests, demands, certificates, financial statements and any other instruments furnished to the Indenture Trustee under the Basic Documents or as a result of being record holder of the Pooled Certificates.

     Section  7.03.  Fiscal  Year.  Unless  the Issuer otherwise determines, the
                     ------------
fiscal  year  of  the  Issuer  shall  end  on  December  31  of  each  year.

                                  ARTICLE VIII

                      Accounts, Disbursements and Releases

Section  8.01.  Collection  of  Money.  Except  as  otherwise expressly provided
                ---------------------
herein, the Indenture Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee pursuant to this Indenture. The Indenture Trustee shall apply all such money received by it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under any agreement or instrument that is part of the Trust Estate, the Indenture Trustee may take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. Any such action shall be without prejudice to any right to claim an Event of Default under this Indenture and any right to proceed thereafter as provided in Article V.

Section 8.02.  Trust Accounts.  (a)  On or prior to the Closing Date, the Issuer
               --------------
shall cause the Indenture Trustee to establish and maintain, in the name of the Indenture Trustee, for the benefit of the Noteholders and the Certificateholders and the Note Insurer, the Accounts as provided in Section 5.1 of the Sale and Servicing Agreement.

(b) All moneys deposited from time to time in the Trustee Collection Account pursuant to the Sale and Servicing Agreement and all deposits therein pursuant to this Indenture are for the benefit of the Noteholders, the Certificateholders and the other entities to receive payments therefrom as provided herein and in the Sale and Servicing Agreement and all investments made with such moneys including all income or other gain from such investments are for the benefit of the Certificateholders as provided by the Sale and Servicing Agreement.

     On or before each Payment Date, the Indenture Trustee shall make the transfers and payments set forth in Article V of the Sale and Servicing Agreement.

          On each Payment Date, Collateral Purchase Date and Note Purchase Date, the Indenture Trustee shall distribute all amounts on deposit in the Trustee Collection Account to the Noteholders to the extent of amounts due and unpaid for principal and interest in the amounts and in the order of priority as set forth in Section 5.02 of the Sale and Servicing Agreement. The Indenture Trustee shall invest any funds in the Trustee Collection Account as provided in the Sale and Servicing Agreement.

Section  8.03.  Opinion  of  Counsel.  Other  than as provided in Article X, the
                --------------------
Indenture Trustee shall receive at least seven days notice when requested by the Issuer to take any action pursuant to Section 8.05(a), accompanied by copies of any instruments to be executed, and the Indenture Trustee shall also require, as a condition to such action, an opinion of counsel, in form and substance satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or the rights of the Noteholders or the Note Insurer in contravention of the provisions of this Indenture; provided, however, that such opinion of counsel shall not be required to express an opinion as to the fair value of the Trust Estate. Counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

Section 8.04.  Termination Upon Distribution to Noteholders.  This Indenture and
               --------------------------------------------
the respective obligations and responsibilities of the Issuer and the Indenture Trustee created hereby shall terminate upon the distribution to the Noteholders, the Swap Counterparty, the Note Insurer and the Indenture Trustee of all amounts required to be distributed pursuant to Article VIII and the Sale and Servicing Agreement; provided, however, that in no event shall the trust created hereby continue beyond the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late ambassador of the United States to the Court of St. James, living on the date hereof.

Section 8.05.  Release of Trust Estate.  (a)  Subject to the payment of its fees
               -----------------------
and expenses, the Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Indenture Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Indenture Trustee as provided in Article IV hereunder shall be bound to ascertain the Indenture Trustee's authority, inquire into the satisfaction of any conditions precedent, or see to the application of any moneys.

(b) The Indenture Trustee shall, at such time as (i) there are no Notes Outstanding, (ii) all sums due the Indenture Trustee pursuant to this Indenture have been paid, and (iii) all sums due the Note Insurer have been paid, release any remaining portion of the Trust Estate that secured the Notes from the lien of this Indenture. The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.05 only upon receipt of an request from the Issuer accompanied by an Officers' Certificate and an opinion of counsel.

Section  8.06.  Surrender  of  Notes  Upon  Final Payment.  By acceptance of any
                -----------------------------------------
Note, the Holder thereof agrees to surrender such Note to the Indenture Trustee promptly, prior to such Noteholder's receipt of the final payment thereon.

                                   ARTICLE IX

                             Supplemental Indentures

Section  9.01.  Supplemental  Indentures  Without  Consent  of Noteholders.  (a)
                ----------------------------------------------------------
Without the consent of the Holders of any Notes but with the consent of the Note Insurer and prior notice to the Rating Agencies and the Note Insurer, the Issuer and the Indenture Trustee, when authorized by an Issuer Request, at any time and from time to time, may enter into one or more indentures supplemental, in form satisfactory to the Indenture Trustee, for any of the following purposes:

     (i) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

     (ii) to evidence the succession, in compliance with the applicable provisions hereof, of another person to the Issuer, and the assumption by any such successor of the covenants of the Issuer herein and in the Notes contained;

     (iii) to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

     (iv) to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

     (v) to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided, that such action shall not materially adversely affect the interests of the Holders of the Notes; provided further that such supplement shall be deemed not to materially adversely affect the interests of the Holders of the Notes if the Person requesting such supplement delivers to the Indenture Trustee a letter from each Rating Agency to the effect that such supplement will not cause such Rating Agency to lower or withdraw its current rating on the Notes without regard to the Note Insurance Policy; or

     (vi) to evidence and provide for the acceptance of the appointment hereunder by a successor trustee with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one trustee, pursuant to the requirements of Article VI;

provided, however, that no such indenture supplements shall be entered into unless the Indenture Trustee shall have received an opinion of counsel stating that entering into such indenture supplement will not have any material adverse tax consequences to the Noteholders; and provided, further, that no indenture supplement shall amend or modify the rights of the Swap Counterparty without the consent of the Swap Counterparty.

The Indenture Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b) The Issuer and the Indenture Trustee, when authorized by an Issuer Request, may, also without the consent of any of the Holders of the Notes but with the consent of the Note Insurer and the Swap Counterparty and prior notice to the Rating Agencies and the Note Insurer, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that such action shall not, as evidenced by an opinion of counsel, (i) adversely affect in any material respect the interests of any Noteholder; provided further that such supplement shall be deemed not to adversely affect the interests in any material respect of the Holders of the Notes if the Person requesting such supplement delivers to the Indenture Trustee a letter from each Rating Agency to the effect that such supplement will not cause such Rating Agency to lower or withdraw its current rating on the Notes without regard to the Note Insurance Policy; or (ii) cause the Issuer to be subject to an entity level tax or be classified as a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

Section  9.02.  Supplemental Indentures With Consent of Noteholders.  The Issuer
                ---------------------------------------------------
and the Indenture Trustee, when authorized by an Issuer Request, also may, with prior notice to the Rating Agencies and, with the written consent of the Note Insurer and the Swap Counterparty and with the consent of the Holders of not less than a majority of the Class Principal Balance of the Notes by Act of such Holders delivered to the Issuer and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Note affected thereby:

     (i) change the date of payment of any installment of principal of or interest on any Note, or reduce the principal amount thereof or the interest rate thereon, change the provisions of this Indenture relating to the application of collections on, or the proceeds of the sale of the Trust Estate to payment of principal of or interest on the Notes, or change any place of payment where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of purchase or redemption, on or after the Purchase Date) or Redemption Date;

     (ii) reduce the percentage of the Class Principal Balance of the Notes, the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences provided for in this Indenture;

     (iii) modify or alter the provisions of the proviso to the definition of the term "Outstanding" or modify or alter the exception in the definition of the term "Noteholder";

     (iv) reduce the percentage of the Class Principal Balance of the Notes required to direct the Indenture Trustee to direct the Issuer to sell or liquidate the Trust Estate pursuant to Section 5.04;

     (v) modify any provision of this Section 9.02 except to increase any percentage specified herein or to provide that certain additional provisions of this Indenture or the Basic Documents cannot be modified or waived without the consent of the Holder of each Note affected thereby;

     (vi) modify any of the provisions of this Indenture in such manner as to affect the calculation of the amount of any payment of interest or principal due on any Note following the exercise of the Note Purchase Option or a Collateral Purchase Option on any Payment Date; or

    (vii) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Trust Estate or, except as otherwise expressly permitted or contemplated herein, terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security provided by the lien of this Indenture; and provided, further, that such action shall not, as evidenced by an opinion of counsel, cause the Issuer to be subject to an entity level tax or be classified as a taxable mortgage pool within the meaning of Section 7701(i) of the Code.

The Indenture Trustee may in its discretion determine whether or not any Notes would be affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Notes, whether theretofore or thereafter authenticated and delivered hereunder. The Indenture Trustee shall not be liable for any such determination made in good faith.

It shall not be necessary for any Act of Noteholders under this Section 9.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer and the Indenture Trustee of any supplemental indenture pursuant to this Section 9.02, the Indenture Trustee shall mail to the Holders of the Notes to which such amendment or supplemental indenture relates a notice setting forth in general terms the substance, of such supplemental indenture. Any failure of the Indenture Trustee to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section  9.03.  Execution  of  Supplemental  Indentures.  In  executing,  or
                ---------------------------------------
permitting the additional trusts created by, any supplemental indenture permitted by this Article IX or the modification thereby of the trusts created by this Indenture, the Indenture Trustee shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an opinion of counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Indenture Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise. The Indenture Trustee shall provide copies of each supplemental indenture to the Rating Agencies.

Section  9.04.  Effect  of  Supplemental  Indenture.  Upon  the execution of any
                -----------------------------------
supplemental indenture pursuant to the provisions hereof, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under this Indenture of the Indenture Trustee, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

Section  9.05.  [Reserved].
                ----------

Section  9.06.  Reference  in  Notes  to  Supplemental  Indentures.  Notes
                --------------------------------------------------
authenticated and delivered after the execution of any supplemental indenture pursuant to this Article IX may, and if required by the Indenture Trustee shall, bear a notation in form approved by the Indenture Trustee as to any matter provided for in such supplemental indenture. If the Issuer or the Indenture Trustee shall so determine, new Notes so modified as to conform, in the opinion of the Indenture Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Indenture Trustee in exchange for Outstanding Notes.

Section  9.07.  Book Entry Notes.  In addition to the supplements and amendments
                ----------------
contemplated under this Article IX, at such time as the total number of beneficial owners of the Notes may exceed 100 for purposes of the Investment Company Act of 1940, as demonstrated in an opinion of counsel acceptable to the Indenture Trustee and the Note Insurer, the Holders of 100% of the Notes may request with the consent of the Note Insurer (such consent not to be unreasonably withheld), and the Issuer and Indenture Trustee shall prepare, an amendment to this Indenture to provide for the conversion of the Notes from physical to book entry form, permit the entering into of a contractual depository arrangement with The Depository Trust Company or similar clearing agency, and remove the requirements for the provision by proposed transferees of representation letters, without any requirements for the provision of new legal opinions or officer's Certificates by any party otherwise required hereunder. All costs and expenses (including attorneys' fees) associated with such conversion to book-entry form shall be borne by the Noteholders.

                                    ARTICLE X

                      Note and Collateral Purchase Options

     Section  10.01.  Note  and  Collateral  Purchase Options.  (a)  All but not
                      ---------------------------------------
less than all of the Notes are subject to purchase on the Note Purchase Date from the then Noteholders by the Certificateholder pursuant to the Note Purchase Option granted to the Certificateholder under Section 3.11(a) of the Trust Agreement. The purchase price for the Notes shall be equal to the Note Purchase Price. In order to exercise the Note Purchase Option, the Certificateholder must, no later than the eighth Business Day prior to the Note Purchase Date, deliver to the Issuer, the Indenture Trustee (with copies to Bear Stearns, the Rating Agencies, the Note Insurer and the Servicer) written notice, in the form of Exhibit G hereto, of its intent to purchase all of the Notes and of the Payment Date on which it intends to do so, which will constitute the Note Purchase Date. The Indenture Trustee shall furnish notice of the exercise of the Note Purchase Option to the Noteholders in compliance with Section 10.02. On such Note Purchase Date, the Certificateholder shall deposit with the Indenture Trustee cash in an amount sufficient, together with amounts on deposit (i) in the Reserve Account otherwise to be paid to the Noteholders with respect to the LIBOR Interest Carryover Amount on such Note Purchase Date and (ii) in the Trustee Collection Account and available for payment on the Notes to provide for payment of the Note Purchase Price. Such amount shall be deposited by the Indenture Trustee into a separate sub-account of the Trustee Collection Account. Such amounts shall be paid by the Indenture Trustee to Holders of Notes (and, if funds are due, to the Note Insurer) as provided in Section 10.03.

     (b) The Notes are subject to redemption in whole, but not in part, on the Payment Date following the exercise of the Certificateholder Collateral Purchase Option, granted to the Certificateholder under Section 3.11(a) of the Trust Agreement, or following the exercise of the Bear Stearns Collateral Purchase Option, granted to Bear, Stearns under Section 3.11(b) of the Trust Agreement and receipt by the Indenture Trustee of the Certificateholder Collateral Purchase Price or the Bear Stearns Collateral Purchase Price, as applicable. In order to exercise the Certificateholder Collateral Purchase Option or the Bear Stearns Collateral Purchase Option, the Certificateholder or Bear Stearns (or Bear Stearns' assignee), respectively, must, no later than the eighth Business Day prior to the Collateral Purchase Date, deliver to the Issuer, the Indenture Trustee (with copies to the Certificateholder (in the case of the exercise of the Bear Stearns Collateral Option), the Rating Agencies, the Note Insurer, the Swap Counterparty and the Servicer) written notice, in the form of Exhibit H hereto, of its intent to purchase all of the Collateral and of the Payment Date on which it intends to do so which will constitute the Collateral Purchase Date and the Redemption Date for the Notes. The Indenture Trustee shall furnish notice of the exercise of the Certificateholder Collateral Purchase Option or the Bear Stearns Collateral Purchase Option to the Noteholders in compliance with Section 10.02. On such Collateral Purchase Date, the Certificateholder or Bear Stearns (or Bear Stearns' assignee) shall deposit with the Indenture Trustee cash in an amount sufficient, together with amounts on deposit (i) in the Reserve Account and (ii) in the Trustee Collection Account and available for payment on the Notes, to provide for payment of the Collateral Purchase Price, plus any amounts due to the Swap Counterparty pursuant to Section 10.04(b) below. Such amount shall be deposited by the Indenture Trustee into a separate sub-account of the Trustee Collection Account. Such amounts shall be paid by the Indenture Trustee to Holders of Notes (and, if funds are due, to the Note Insurer and/or the Swap Counterparty, as applicable) as provided in Section 10.03.

     (c) If the Bear Stearns Collateral Purchase Option is exercised, upon receipt of the notice specified in with Section 10.01(b) above, the
Certificateholder shall have the option to exercise the Certificateholder Collateral Purchase Option, in the manner specified in Section 10.01(b) above, at any time up to and including the fifth Business Day prior to the related Collateral Purchase Date. If both the Bear Stearns Collateral Purchase Option and the Certificateholder Collateral Purchase Option are exercised, the Indenture Trustee shall accept the instructions of the Certificateholder and shall deliver the Mortgage Loans, the Pooled Certificates and (with the consent of the Swap Counterparty) the Swap Agreements, to the Certificateholder on the related Collateral Purchase Date, in exchange for the Certificateholder Collateral Purchase Price, plus any amounts due to the Swap Counterparty pursuant to Section 10.04(b) below; provided, however, that if both Collateral
                                      --------  -------
Purchase Options are exercised and the Certificateholder fails to deliver the Certificateholder Collateral Purchase Price on the Collateral Purchase Date, the Certificateholder Collateral Purchase Option shall be terminated; in such event, the Indenture Trustee shall notify Bear Stearns (or its assignee), and Bear Stearns (or its assignee) shall have the option to exercise the Bear Stearns Collateral Purchase Option on the second succeeding Business Day, which shall become the new Collateral Purchase Date. In the event that Bear Stearns (or its assignee) chooses not to re-exercise the Bear Stearns Collateral Purchase Option or fails to deliver the Bear Stearns Collateral Purchase Price on such new Collateral Purchase Date, the Bear Stearns Collateral Purchase Option shall also be terminated.

     (d) Notwithstanding the forgoing, if the Certificateholder or Bear Stearns (or its assignee) exercises its Collateral Purchase Option or Note Purchase Option, as the case may be, and fails to deliver the related Collateral Purchase Price or Note Purchase Price, as applicable, on the related Collateral Purchase Date or Note Purchase Date, as applicable, such exercised Collateral Purchase Option or Note Purchase Option shall become null, void and terminated. The failure of the Certificateholder or Bear Stearns (or its assignee), as the case may be, to deliver the related Collateral Purchase Price or Note Purchase Price, as applicable, on the related Collateral Purchase Date or Note Purchase Price, as applicable, shall not affect the rights of the Certificateholder or Bear Stearns (or its assignee), as the case may be, in any unexercised Collateral Purchase Option or Note Purchase Option, as the case may be.

     (e) In all cases of an exercise of a Collateral Purchase Option or a Note Purchase Option, the party exercising such Collateral Purchase Option or Note
Purchase Option, as applicable, shall be solely responsible for the costs and expenses of the Issuer, the Owner Trustee, the Indenture Trustee, and in the case of any exercise of a Collateral Purchase Option, the Note Insurer, the Swap Counterparty and the Servicer.

     Section  10.02.  Form  of  Option  Notice.  Notice  of exercise of the Note
                      ------------------------
Purchase Option, Certificateholder Collateral Purchase Option or the Bear Stearns Collateral Purchase Option, as the case may be, under Section 10.01 shall be given by the Indenture Trustee by facsimile or by first-class mail, postage prepaid, transmitted or mailed not less than five Business Days prior to the Note Purchase Date or the Redemption Date, as applicable, to each Holder of Notes, as of the close of business on the Record Date preceding such Purchase Date or Redemption Date, as applicable, at such Holder's address appearing in the Note Register.

All  such  notices  shall  state:

     (i) the Note Purchase Date or Redemption Date upon which the Noteholders will receive payment in full on their Notes;

     (ii) the amount the Noteholders will be paid separately stating amounts in respect of principal, interest and LIBOR Interest Carryover Amounts;

     (iii) that the Record Date otherwise applicable to such Note Purchase Date or Redemption Date is not applicable and that payments shall be made only upon presentation and surrender of such Notes and the place where such Notes are to be surrendered for payment of the Note Purchase Price or the Redemption Price (which shall be the office or agency of the Issuer to be maintained as provided in Section 3.02); and

     (iv) that interest on the Notes shall cease to accrue (i) for the benefit of the then Noteholders on such Note Purchase Date and (ii) on such Redemption Date and no interest shall accrue on the Note Purchase Price, the Certificateholder Collateral Purchase Price or the Bear Stearns Collateral Purchase Price, as applicable.

     The foregoing notice shall be given by the Indenture Trustee in the name and at the expense of the party exercising the Note Purchase Option or Collateral Purchase Option. Failure to give notice of such purchase or redemption, or any defect therein, to any Holder of any Note shall not impair or affect the validity of the purchase or redemption of any other Note.

     Section  10.03.  Notes Payable on Purchase Date.  The Notes to be purchased
                      ------------------------------
or redeemed shall, following notice as required by Section 10.02, on the Note Purchase Date or Redemption Date become due and payable at the Note Purchase Price or the Redemption Price, as applicable, and (unless the party exercising such Note Purchase Option or Collateral Purchase Option shall default in the payment of the Note Purchase Price or the Redemption Price, as applicable) no interest shall accrue on the Note Purchase Price or the Redemption Price, as applicable, for any period after the date to which accrued interest is calculated for purposes of calculating the Note Purchase Price or the Redemption Price, as applicable.

Section  10.04.  The Indenture After the Exercise of the Note Purchase Option or
                 ---------------------------------------------------------------
a  Collateral  Purchase  Option  .  (a)  Subsequent to the purchase of the Notes
-------------------------------
following exercise of the Note Purchase Option, the Certificateholder shall be the sole Noteholder. The Certificateholder may subsequently transfer some or all of the Notes in accordance with the provisions hereof.

(b) Subsequent to the purchase of the Collateral following exercise of a Collateral Purchase Option, this Indenture shall be satisfied and discharged in accordance with Section 4.12 hereof. The Indenture Trustee shall release the lien of this Indenture with respect to the purchased Collateral in accordance with the provisions of Section 4.06 hereof; provided, however, the Swap
                                                   --------   -------
Agreements shall be terminated in accordance with their terms on such Redemption Date unless the Swap Counterparty shall have consented in writing to the assignment of the Swap Agreements to the Certificateholder or Bear Stearns (or its assignee), as applicable, and if the Swap Agreements are so terminated, the Certificateholder or Bear Stearns (or its assignee), as applicable, shall pay to the Swap Counterparty any termination payments owed to the Swap Counterparty under the Swap Agreements by the Issuer as a result of the termination of the Swap Agreements; and provided, further, that if no amounts are due and owing to
                      --------  -------
the Note Insurer, all amounts on deposit in Swap Counterparty Reserve Account, if any, and the Interest Rate Floor Agreement shall be transferred or assigned to the Certificateholder or its designee.

(c) If subsequent to the purchase of the Collateral following exercise of a Collateral Purchase Option, the Indenture Trustee receives any payment from the Swap Counterparty, with respect to a Swap Agreement, or from the Interest Rate Floor Provider, with respect to the Interest Rate Floor Agreement, the Indenture Trustee shall forward such sums promptly upon receipt to the party that purchased the Collateral, in the case of a Swap Agreement payment, or to the Certificateholder, in the case of an Interest Rate Floor Agreement payment.

                                   ARTICLE XI

                                  Miscellaneous

Section  11.01.  Compliance  Certificates  and  Opinions,  etc.  (a)  Upon  any
                 ----------------------------------------------
application or request by the Issuer to the Indenture Trustee to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and to the Note Insurer (i) an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with, and (ii) an opinion of counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

     (1) a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

     (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

     (3) a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with;

     (4) a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with; and

     (5) if the signer of such Certificate or opinion is required to be Independent, the Statement required by the definition of the term "Independent".

(b) (i) Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in Section 11.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

     (ii) Subject to clause (iii), whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee an Officer's Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within 90 days of such release) of the property or securities proposed to be released and stating that in the opinion of such person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

     (iii) Notwithstanding any provision of this Indenture, the Issuer may, without compliance with the requirements of the other provisions of this Section 11.01, (A) collect, sell or otherwise dispose of Mortgage Loans and Properties as and to the extent permitted or required by the Basic Documents or (B) make cash payments out of the Accounts as and to the extent permitted or required by the Basic Documents.

Section  11.02.  Form  of Documents Delivered to Indenture Trustee.  In any case
                 -------------------------------------------------
where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate of an Authorized Officer or opinion of counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, the Issuer, the Seller or the Depositor, stating that the information with respect to such factual matters is in the possession of the Servicer, the Issuer, the Seller or the Depositor, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer's compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Indenture Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section  11.03.  Acts  of Noteholders.  (a)  Any request, demand, authorization,
                 --------------------
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing; and except as herein otherwise expressly provided such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.01) conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 11.03.

(b) The fact and date of the execution by any person of any such instrument or writing may be proved in any manner that the Indenture Trustee deems sufficient.

(c)     The  ownership  of  Notes  shall  be  proved  by  the  Note  Register.

(d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section  11.04.  Notices,  etc.,  to Indenture Trustee, Issuer, Note Insurer and
                 ---------------------------------------------------------------
Rating  Agencies.  Any  request,  demand,  authorization,  direction,  notice,
----------------
consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture shall be in writing and if such request, demand, authorization, direction, notice, consent, waiver or act of Noteholders is to be made upon, given or furnished to or filed with:

(i) the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Indenture Trustee at the Corporate Trust Office, or

(ii) the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed first-class, postage prepaid to the Issuer addressed to: TMA Mortgage Funding Trust I, c/o Wilmington Trust Company, Rodney Square North, Wilmington, Delaware 19890 with a copy to Thornburg Mortgage Asset Corporation, 119 Marcy Street, Suite 201, Santa Fe, New Mexico 87501, Attention of Larry Goldstone, President, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer or the Depositor. The Issuer shall promptly transmit any notice received by it from the Noteholders to the Indenture Trustee, or

(iii) the Note Insurer by the Issuer, the Indenture Trustee or by any Noteholders shall be sufficient for every purpose hereunder to in writing and mailed, first-class postage pre-paid, or personally delivered or telecopied to:
Ambac Assurance Corporation, One State Street Plaza, 17th Floor, New York, New York 10004, Attention: Structured Finance - Mortgage-Backed Securities,
Telephone:  (212)  208-3387,  Telecopier:  (212)  363-1459.

Notices required to be given to the Rating Agencies by the Issuer, the Indenture Trustee or the Owner Trustee shall be in writing, personally delivered or mailed by certified mail, return receipt requested, to (i) in the case of Moody's, at the following address: Moody's Investors Service, ABS Monitoring Department, 99 Church Street, New York, New York 10007; and (ii) in the case of S& P, at the following address: Standard & Poor's, a division of The McGraw-Hill Companies,
Inc., 26 Broadway (15th Floor), New York, New York 10004, Attention of Asset Backed Surveillance Department; or as to each of the foregoing, at such other address as shall be designated by written notice to the other parties.

Section  11.05.  Notices  to Noteholders; Waiver.  Where this Indenture provides
                 -------------------------------
for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class, postage prepaid to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice nor any defect in any notice so mailed to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such a waiver.

In case, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to the Rating Agencies, failure to give such notice shall not affect any other rights or obligations created hereunder, and shall not under any circumstance constitute an Event of Default.

Section  11.06.  Alternate  Payment  and Notice Provisions.  Notwithstanding any
                 -----------------------------------------
provision of this Indenture or any of the Notes to the contrary, the Issuer may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices. The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

Section  11.07.  Rights  of the Note Insurer and the Swap Counterparty.  (a)  So
                 -----------------------------------------------------
long as there does not exist a failure by the Note Insurer to make a required payment under either the Note Insurance Policy or the Swap Insurance Policy, the
Note Insurer shall have the right to exercise and may exercise, without the consent of the Noteholders, each and every right of the Noteholders granted pursuant to this Indenture and the Noteholders shall not exercise any such rights except upon the prior written consent of the Note Insurer; provided,
                                                                       --------
however,  that  any  right  conferred  to  the  Note  Insurer hereunder shall be
-------
suspended during any period in which the Note Insurer is in default in its payment obligations under either of the Insurance Policies. At such time as the Notes are no longer outstanding, and no amounts owed to the Note Insurer remain unpaid, the Note Insurer's rights hereunder shall terminate.

     (b) The rights of the Swap Counterparty under this Indenture shall terminate upon the termination of the last remaining Swap Agreement and the payment to the Swap Counterparty of all amounts due to it under the Swap Agreements.

Section  11.08.  Effect  of  Headings.  The Article and Section headings and the
                 --------------------
Table of Contents herein are for convenience only and shall not affect the construction hereof.

Section  11.09.  Successors  and  Assigns.  All covenants and agreements in this
                 ------------------------
Indenture and the Notes by the Issuer shall bind its successors and assigns, whether so expressed or not. All agreements of the Indenture Trustee in this Indenture shall bind its successors, co-trustees and agents.

Section 11.10.  Separability.  In case any provision in this Indenture or in the
                ------------
Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section  11.11.  Benefits  of  Indenture.  Each of the Swap Counterparty and the
                 -----------------------
Note Insurer and their respective successors and assigns shall be a third-party beneficiary to the provisions of this Indenture. Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, and any other party secured hereunder, and any other Person with an ownership interest in any part of the Trust Estate, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 11.12.  Legal Holidays.  In any case where the date on which any payment
                --------------
is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section  11.13.  GOVERNING LAW.  THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE
                 -------------
WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section  11.14.  Counterparts.  This  Indenture may be executed in any number of
                 ------------
counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section  11.15.  Recording  of  Indenture.  If  this  Indenture  is  subject  to
                 ------------------------
recording in any appropriate public recording offices, such recording is to be effected by the Issuer and at its expense accompanied by an opinion of counsel (which may be counsel to the Indenture Trustee or any other counsel reasonably acceptable to the Indenture Trustee) to the effect that such recording is necessary either for the protection of the Noteholders or any other Person secured hereunder or for the enforcement of any right or remedy granted to the Indenture Trustee under this Indenture.

Section  11.16.  Issuer  Obligation.  No  recourse  may  be  taken,  directly or
                 ------------------
indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity. For all purposes of this Indenture, in the performance of any duties or obligations of the Issuer hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

Section  11.17.  No  Petition.  The  Indenture  Trustee,  by  entering into this
                 ------------
Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they shall not, prior to the date that is one year and one day after the termination of this Indenture institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, receivership, insolvency or liquidation proceedings, or other proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, this Indenture or any of the other Basic Documents.

Section  11.18.  Inspection.  The  Issuer  agrees that, on reasonable prior
                 ----------
notice, it will permit any representative of the Indenture Trustee, during the Issuer's normal business hours, to examine all the books of account, records, reports and other papers of the Issuer, to make copies and extracts therefrom, to cause such books to be audited by Independent certified public accountants, and to discuss the Issuer's affairs, finances and accounts with the Issuer's officers, employees, and Independent certified public accountants, all at such reasonable times and as often as may be reasonably requested. The Indenture Trustee shall and shall cause its representatives to hold in confidence all such information except to the extent disclosure may be required by law (and all reasonable applications for confidential treatment are unavailing) and except to the extent that the Indenture Trustee may reasonably determine that such disclosure is consistent with its obligations hereunder.

     IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers, thereunto duly authorized and duly attested, all as of the day and year first above written.

TMA  MORTGAGE  FUNDING  TRUST  I,  as  Issuer

                           By:     WILMINGTON  TRUST  COMPANY,
                           not  in  its  individual  capacity
                           but  solely  as  Owner  Trustee

                           By:___________________________________
                              Name:
                              Title:

                           BANKERS TRUST COMPANY OF CALIFORNIA, N.A., as Indenture Trustee, as Note Paying
                           Agent  and  as  Note  Registrar

                           By:___________________________________
                              Name:
                              Title:



STATE  OF  DELAWARE     )

                        )  ss.:

COUNTY  OF              )

On this 18th day of December, 1998 before me personally appeared Patricia A. Evans, to me known, who being by me duly sworn did depose and say that she is a Financial Services Officer of the Owner Trustee, one of the corporations described in and which executed the above instrument, and that she signed her name thereto by like order.


                                  Notary Public

[Notarial  Seal]



STATE  OF  NEW  YORK     )

                         )  ss.:

COUNTY  OF  NEW  YORK    )

On this 18th day of December, 1998 before me personally appeared David M. Arnold, to me known, who being by me duly sworn did depose and say that he is an Assistant Secretary of Bankers Trust Company of California, N.A., as Indenture Trustee, one of the corporations described in and which executed the above instrument, and that he signed his name thereto by like order.


                                  Notary Public

[Notarial  Seal]





                                                                       EXHIBIT A

                             [FORM OF CLASS A NOTE]

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE HOLDER HEREOF, BY PURCHASING THIS NOTE AGREES FOR THE BENEFIT OF THE TRUST THAT THIS NOTE MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A PERSON WHOM THE TRANSFEROR REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, OR TO AN INSTITUTIONAL ACCREDITED INVESTOR TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR TRANSFER IS BEING MADE IN RELIANCE ON REGULATION D, AND IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR OTHER JURISDICTIONS. THE HOLDER HEREOF, BY PURCHASING THIS NOTE REPRESENTS AND AGREES FOR THE BENEFIT OF THE TRUST, THE DEPOSITOR, THE SERVICER, THE INDENTURE TRUSTEE, THE NOTE INSURER, THE OWNER TRUSTEE AND THE INITIAL PURCHASERS THAT IT IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A OR AN INSTITUTIONAL ACCREDITED INVESTOR (AS DEFINED IN RULE 501(A)(1)-(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) OR AN ENTITY IN WHICH ALL THE EQUITY OWNERS COME WITHIN SUCH PARAGRAPHS AND THAT IT IS HOLDING THIS NOTE FOR INVESTMENT PURPOSES AND NOT FOR DISTRIBUTION.

THE HOLDER OF THIS NOTE FURTHER UNDERSTANDS AND AGREES THAT THE NUMBER OF BENEFICIAL OWNERS OF ALL NOTES MAY NOT EXCEED 97 IN NUMBER; THAT TRANSFERS OF THE NOTES WILL BE RESTRICTED ACCORDINGLY; AND THAT THE HOLDER HEREOF WILL NOTIFY THE INDENTURE TRUSTEE IF THE NUMBER OF BENEFICIAL OWNERS OF THIS NOTE WILL CHANGE AS PROVIDED HEREIN AND IN THE INDENTURE.

THIS NOTE MAY NOT BE ACQUIRED DIRECTLY OR INDIRECTLY BY A TRANSFEREE UNLESS THE PROPOSED TRANSFEREE REPRESENTS TO THE TRUST AND THE INDENTURE TRUSTEE, IN FORM AND SUBSTANCE SATISFACTORY TO THE TRUST AND THE INDENTURE TRUSTEE, THAT IT
EITHER: (I) IS NOT, AND IS NOT PURCHASING A NOTE, DIRECTLY OR INDIRECTLY, FOR, ON BEHALF OF OR WITH THE ASSETS OF, AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT WHICH IS SUBJECT TO TITLE I OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), OR (II) PTCE 95-60, PTCE 96-23, PTCE 91-38, PTCE 90-1, PTCE 84-14 OR SOME OTHER PROHIBITED TRANSACTION EXEMPTION IS APPLICABLE TO THE PURCHASE AND HOLDING OF A NOTE BY THE TRANSFEREE.

TRANSFER  OF  THE  THIS  NOTE IS SUBJECT TO FURTHER RESTRICTIONS AS SET FORTH IN
SECTION  4.02  OF  THE  INDENTURE.



                          TMA MORTGAGE FUNDING TRUST I

            COLLATERALIZED ASSET-BACKED NOTES, SERIES 1998-1, CLASS A

NO.  A-___                                             CUSIP  NO.  87257S  AA  3

FIRST  PAYMENT  DATE     :  DECEMBER  28,  1998      INITIAL CLASS PRINCIPAL
                            BALANCE  OF  THIS  NOTE
                         ("DENOMINATION"):  $

INDENTURE  TRUSTEE       :  BANKERS  TRUST  COMPANY,
                         OF  CALIFORNIA,  N.A.

NOTE  RATE               :  VARIABLE                 ORIGINAL CLASS PRINCIPAL
                            BALANCE OF ALL NOTES : $1,144,423,000

MATURITY  DATE           :  JANUARY  25,  2029



THIS  CERTIFIES  THAT  ______________________________________________________ is
the registered owner of the COLLATERALIZED ASSET-BACKED NOTES, SERIES 1998-1, CLASS A, issued by TMA MORTGAGE FUNDING TRUST I, a business trust organized and existing under the laws of the State of Delaware (herein referred to as the "Issuer"). The Issuer, for value received, hereby promises to pay to the above named registered owner, or registered assigns, the initial Class Principal Balance of this Note listed above, payable on each Payment Date in an amount equal to the result obtained by multiplying (i) a fraction the numerator of which is the initial Class Principal Balance of this Note and the denominator of which is the original Class Principal Balance of all Notes listed above, by (ii) the aggregate amount, if any, payable from the Trustee Collection Account in respect of principal on the Notes pursuant to Section 3.05 of the Indenture; provided, however, that the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Maturity Date listed above and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture.

The Issuer will pay interest on this Note at the rate per annum equal to the Note Rate (as defined on the reverse hereof), on each Payment Date until the principal of this Note is paid or made available for payment, on the principal amount of this Note outstanding on the preceding Payment Date (after giving effect to all payments of principal made on the preceding Payment Date). Interest on this Note will accrue for each Payment Date during the period beginning on the immediately preceding Payment Date (or the Closing Date in the case of the first Accrual Period) and ending on the calendar day prior to such Payment Date (each an "Accrual Period") and will be calculated on the basis of the actual number of days in each such period and a 360-day year. Such principal of and interest on this Note shall be paid in the manner specified on the reverse hereof.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note.

Unless the certificate of authentication hereon has been executed by the Indenture Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

Capitalized terms used in this Note but not defined herein are defined in Appendix A to the Indenture, which also contains rules as to usage that shall be applicable herein.

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer as of the date set forth below.



Date:                    TMA  MORTGAGE  FUNDING  TRUST  I



                              By: WILMINGTON TRUST COMPANY, not in its individual capacity but solely as Owner Trustee under the Trust Agreement,



                                   By:_______________________________

                                   Authorized  Signatory





                INDENTURE TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Collateralized Asset-Backed Notes, Series 1998-1, Class A, of TMA Mortgage Funding Trust I, designated above and referred to in the within-mentioned Indenture.



Date:                    BANKERS  TRUST  COMPANY  OF
                                CALIFORNIA, N.A., not in its individual capacity but solely as Indenture Trustee,



                         By:  _________________________________

                              Authorized  Signatory



                            [REVERSE OF CLASS A NOTE]



This Note is one of a duly authorized issue of Notes of the Issuer, designated as its Collateralized Asset-Backed Notes, Series 1998-1 (herein called the "Notes"), all issued under an Indenture dated as of December 1, 1998 (such indenture, as supplemented or amended, is herein called the "Indenture"), between the Issuer and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee", which term includes any successor Indenture Trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights and obligations thereunder of the Issuer, the Indenture Trustee and the Holders of the Notes. The Notes are subject to all terms of the Indenture.

The Notes will be issued in certificated, fully-registered form in minimum denominations of $100,000 and increments of $1,000 in excess thereof, except for one Note which may be issued in a different denomination.

The Notes are and will be equally and ratably secured by the collateral pledged as security therefor as provided in the Indenture.

Principal of the Notes will be payable on each Payment Date in an amount described on the face hereof until the principal balance of the Notes is reduced to zero. "Payment Date" means the 25th day of each month, or, if any such date is not a Business Day, the next succeeding Business Day, commencing in December 1998.

As described on the face hereof, the entire unpaid principal amount of this Note shall be due and payable on the earlier of the Maturity Date and the Redemption Date, if any, pursuant to Section 10.1 of the Indenture. Notwithstanding the foregoing, the entire unpaid principal amount of the Notes shall be due and payable on the date on which (i) an Event of Default shall have occurred and be continuing and (ii) the Note Insurer, or the Indenture Trustee, with the consent of the Note Insurer, or the Holders of the Notes, with the consent of the Note Insurer, representing not less than a majority of the Class Principal Balance of the Notes have declared the Notes to be immediately due and payable in the manner provided in Section 5.02 of the Indenture. All principal payments on the Notes shall be made pro rata to the Noteholders entitled thereto.

AS PROVIDED IN THE TRUST AGREEMENT AND THE INDENTURE, THE NOTES ARE SUBJECT TO PURCHASE PURSUANT TO AN OPTION GRANTED TO THE HOLDER OF THE CERTIFICATES, WHICH MAY BE EXERCISED AT ANY TIME; THE NOTES MAY ALSO BE REDEEMED AT ANY TIME FOLLOWING THE EXERCISE OF CERTAIN COLLATERAL PURCHASE OPTIONS GRANTED TO THE HOLDER OF THE CERTIFICATES AND TO BEAR, STEARNS & CO. INC. IF ANY SUCH OPTION IS EXCERISED THE NOTEHOLDERS WILL BE ENTITLED TO RECEIVE THE OUTSTANDING PRINCIPAL BALANCE OF THE NOTES, PLUS ACCRUED INTEREST THEREON AT THE LIBOR RATE TO THE DATE OF PURCHASE AND ALL UNPAID LIBOR INTEREST CARRYOVER AMOUNTS.

As provided in the Indenture and the Sale and Servicing Agreement, the Notes will be redeemed in whole, but not in part, if the Servicer chooses to exercise its option to purchase the Mortgage Loans, on any Payment Date on or after the date on which the aggregate Loan Balance is five percent or less than the original aggregate Loan Balance.

Payments of interest on this Note due and payable on each Payment Date, together with the installment of principal, if any, to the extent not in full payment of this Note, will be made by check mailed to each Holder of a Note entitled thereto at the address appearing in the Note Register to be maintained in accordance with the provisions of the Indenture without requiring that this Note be submitted for notation of payment or, upon timely receipt by the Indenture Trustee of written instructions from a Noteholder which holds Notes with an aggregate initial principal balance of $1,000,000 or more, by wire transfer to a United States depository institution with appropriate facilities for receiving such a wire transfer; provided, however, that the final distribution in retirement of the Notes will be made only upon presentation and surrender of such Notes at the office or agency of the Indenture Trustee specified in the notice to Noteholders of such final payment. Any reduction in the principal amount of this Note effected by any payments made on any Payment Date shall be binding upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof, whether or not noted hereon. If funds are expected to be available, as provided in the Indenture, for payment in full of the then remaining unpaid principal amount of this Note on a Payment Date, then the Indenture Trustee, in the name of and on behalf of the Issuer, will notify the Person who was the Holder hereof as of the Record Date preceding such Payment Date by notice mailed prior to such Payment Date and the amount then due and payable shall be payable only upon presentation and surrender of this Note at the Indenture Trustee's principal Corporate Trust Office or at the office of the Indenture Trustee's agent appointed for such purposes located in the City of New York.

On each Payment Date, the Notes will be entitled to receive interest at the applicable Note Rate. During each Accrual Period through the Accrual Period relating to the November 1999 Payment Date, the Notes will accrue interest at a per annum rate equal to the lesser of (a) the London interbank offered rate for one-month U.S. dollar deposits ("LIBOR") determined as described in the Sale and Servicing Agreement plus 0.70%, or (b) the Available Funds Cap Rate, and during each Accrual Period thereafter, at a per annum rate equal to the lesser of (a) LIBOR plus 1.40% or (b) the Available Funds Cap Rate. Any excess of interest at the LIBOR Rate over interest at the Available Funds Cap Rate will, together with interest thereon at the applicable LIBOR Rate be carried forward and will be payable on future Payment Dates to the extent there are funds available therefor.

The payment on each Payment Date of interest on the Notes at the lesser of the LIBOR Rate and the Available Funds Cap Rate and any Principal Shortfall Amount will be guaranteed by Ambac Assurance Corporation (the "Note Insurer") pursuant to the Note Insurance Policy.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Indenture Trustee duly executed by, the Noteholder hereof or his attorney duly authorized in writing, with such signature guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in Securities Transfer Agent's Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP (all in accordance with the Securities Exchange Act of 1934, as amended), and such other documents as the Indenture Trustee may require, including either an Institutional Accredited Investor Representation Letter or a Qualified Institutional Buyer Representation Letter, as applicable, from the proposed transferee, substantially in the form of Exhibits E and F, respectively, to the Indenture, and thereupon one or more new Notes of authorized denominations and in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Noteholder, by acceptance of a Note, covenants and agrees that no recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee or the Indenture Trustee on the Notes or under the Indenture or any certificate or other writing delivered in connection therewith, against (i) the Depositor, the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director or employee of the Depositor, the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Depositor, the Seller, the Servicer, the Owner Trustee or the Indenture Trustee or of any successor or assign of the Depositor, the Seller, the Servicer, the Indenture Trustee or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.

Each Noteholder, by acceptance of a Note, covenants and agrees that by accepting the benefits of the Indenture that such Noteholder (i) will not prior to one year and one day after the Maturity Date institute against the Depositor or the Issuer, or join in any institution against the Depositor or the Issuer of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Notes, the Indenture or the Basic Documents and (ii) will treat the Note as debt for all federal, state and local income tax purposes.

Prior to the due presentment for registration of transfer of this Note, the Issuer, the Indenture Trustee and any agent of the Issuer or the Indenture
Trustee may treat the Person in whose name this Note (as of the day of determination or as of such other date as may be specified in the Indenture) is registered in the Note Register as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Issuer, the Indenture Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Holders of the Notes under the Indenture at any time by the Issuer with the consent of the Note Insurer and the Holders of Notes representing a majority of the Class Principal Balance of all Notes at the time Outstanding. The Indenture also contains provisions permitting the Holders of Notes representing specified percentages of the Class Principal Balance of the Notes, on behalf of the Holders of all the Notes, with the consent of the Note Insurer, to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note (or any one of more predecessor Notes) shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note. The Indenture also permits the Indenture Trustee, with the consent of the Note Insurer, to amend or waive certain terms and conditions set forth in the Indenture without the consent of Holders of the Notes issued thereunder. In addition, so long as the Note
Insurer is not in default under either the Note Insurance Policy or the Swap Insurance Policy, the Note Insurer shall have and may exercise, without the consent of the Noteholders, all of the rights of the Noteholders.

The term "Issuer" as used in this Note includes any successor to the Issuer under the Indenture.

The Issuer is permitted by the Indenture, under certain circumstances, to merge or consolidate, subject to the rights of the Indenture Trustee and the Holders of Notes under the Indenture.

The Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations therein set forth.

THIS NOTE AND THE INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER AND THEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place, and rate, and in the coin or currency herein prescribed.

Anything herein to the contrary notwithstanding, except as expressly provided in the Indenture or the Basic Documents, neither Wilmington Trust Company in its individual capacity, Bankers Trust Company of California, N.A. in its individual capacity, any owner of a beneficial interest in the Issuer, nor any of their respective partners, beneficiaries, agents, officers, directors, employees or successors or assigns shall be personally liable for, nor shall recourse be had to any of them for, the payment of principal of or interest on, or performance of, or omission to perform, any of the covenants, obligations or indemnifications contained in this Note or the Indenture, it being expressly understood that said covenants, obligations and indemnifications have been made by the Owner Trustee for the sole purposes of binding the interests of the Owner Trustee in the assets of the Issuer. The Holder of this Note by the acceptance hereof agrees that except as expressly provided in the Indenture or the Basic Documents, in the case of an Event of Default under the Indenture, the Holder shall have no claim against any of the foregoing for any deficiency, loss or claim therefrom; provided, however, that nothing contained herein shall be taken to prevent recourse to, and enforcement against, the assets of the Issuer for any and all liabilities, obligations and undertakings contained in the Indenture or in this Note.

                                   ASSIGNMENT

Social  Security  or  taxpayer  I.  D.  or other identifying number of assignee:

------------------------------------

          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ______________________________

----------------------------------------------------

          (name  and  address  of  assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints _____________________, attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:  ___________________

                    ________________________________  */
              Signature  Guaranteed:

                    _______________________________  */



  */ NOTICE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note in every particular, without alteration, enlargement or any change whatever. Such signature must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Note Registrar, which requirements include membership or participation in STAMP or such other "signature guarantee program" as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT B

                           SCHEDULE OF MORTGAGE LOANS

                                                                       EXHIBIT C

                         SCHEDULE OF POOLED CERTIFICATES

1. 100% of the First Boston Mortgage Trust 1993-B Subordinated Certificates, Series 1993-B, Class A1, in the original principal amount of $49,819,272.00 and the outstanding principal balance as of the Cut-off Date $40,732,573.86.



2. 100% of the First Boston Mortgage Trust 1993-B Subordinated Certificates, Series 1993-B, Class A2, in the original principal amount of $87,523,493.00 and the outstanding principal balance as of the Cut-off Date $87,523,493.00.



                                                                       EXHIBIT D

    SWAP          ORIGINAL                                       REVISED FIXED RATE     INITIAL
COUNTERPARTY      NOTIONAL       ORIGINAL EFFECTIVE   MATURITY     (Original Fixed    CALCULATION
 REFERENCE        AMOUNT(1)             DATE            DATE        Rate+0.0075%)      PERIOD(2)
------------  -----------------  ------------------  ----------  -------------------  ------------
    98DL1475  USD  87, 298,455            10-Jun-98   10-Jun-02              5.9325%     10-Dec-98
              -----------------  ------------------  ----------  -------------------  ------------
   98DL1536`  USD  18,000,000             10-Jun-98  10-June-02              6.2075%     10-Dec-98
              -----------------  ------------------  ----------  -------------------  ------------
    98DL1716  USD  91,000,000             25-Jun-98   25-Jun-02              5.9175%     25-Nov-98
              -----------------  ------------------  ----------  -------------------  ------------
    98DL1719  USD  19,000,000             25-Jun-98   25-Jun-02              6.1775%     25-Nov-98
              -----------------  ------------------  ----------  -------------------  ------------
    98DL2169  USD 21,807,000               1-Jul-98    1-Jul-02              5.8035%      1-Dec-98
              -----------------  ------------------  ----------  -------------------  ------------
    98DL2197  USD  7,269,000               1-Jul-98    1-Jul-02              6.0975%      1-Dec-98
              -----------------  ------------------  ----------  -------------------  ------------
    98DL2359  USD  77,000,000             20-Aug-98   20-Aug-02              5.8125%     20-Nov-98
              -----------------  ------------------  ----------  -------------------  ------------
    98DL2367  USD 33,000,000              20-Aug-98   20-Aug-02              6.0725%     20-Nov-98
              -----------------  ------------------  ----------  -------------------  ------------
    98DL2620  USD  35,000,000             25-Sep-98   25-Sep-02              5.7475%     25-Nov-98
              -----------------  ------------------  ----------  -------------------  ------------
   98DDL2622  USD  15,000,000             25-Sep-98   25-Sep-02              6.0275%     25-Nov-98
------------  -----------------  ------------------  ----------  -------------------  ------------

-------------------------------
1.     Notional  Amounts  are subject to amortization in accordance with their attached schedules.
2.     From  and  including  the  date indicated, to but excluding the same day of the immediately succeeding  month.


                                    EXHIBIT E

             Institutional Accredited Investor Representation Letter



                                                       _______________  Date
Thornburg  Mortgage  Funding  Corporation,
  as  Depositor
18881  Von  Karman  Avenue,  Suite  1450
Irvine,  California  92612
Attention:  Rick  Story

TMA  Mortgage  Funding  Trust  I
   c/o  Wilmington  Trust  Company
Rodney  Square  North
100  Market  Street
Wilmington,  Delaware  19890

Bankers  Trust  Company  of  California,  N.A.
  as  Indenture  Trustee
3  Park  Plaza;  16th  Floor
Irvine,  California  92614

     Re:     Collateralized  Asset-Backed  Notes,
          Series  1998-1,  Class  A
          -------------------------

Ladies  and  Gentlemen:

     In connection with our acquisition of the above Notes we certify that (a) we understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we are an institutional "accredited investor," as defined in Rule 501 (a) (1), (2), (3) or
(7) of Regulation D under the Securities Act or an entity in which all of the equity owners come within such paragraphs , and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Notes, (c) we have received and reviewed a copy of the Confidential Private Placement Memorandum, dated December 17, 1998 relating to the Notes and we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes, (d) either: (i) we are not, and not purchasing a Note, directly or indirectly, for, on behalf of or with the assets of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and/or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) PTCE 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14
or some other prohibited transaction exemption is applicable to the purchase and holding of a Note by us, (e) we are acquiring the Notes for investment for our own account and not with a view to any distribution of such Notes (but without prejudice to our right at all times to sell or otherwise dispose of the Notes in accordance with clause (g) below), (f) we have not offered or sold any Notes to, or solicited offers to buy any Notes from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Securities Act, (g) we will not sell, transfer or otherwise dispose of any Notes unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Securities Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Note that such sale, transfer or other disposition may be made pursuant to an exemption from the Securities Act,
(2) the purchaser or transferee of such Note has executed and delivered to you a certificate to substantially the same effect as this certificate and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Indenture relating to the above Notes; (h) we acknowledge that restrictive legends have been placed on our Notes relating to the foregoing and we not in violation thereof; and (i) we understand the above addressees and others are relying on our acknowledgments, representations, warranties or agreements in this letter and agree to promptly notify such addressees if any of the acknowledgments, representations, warranties or agreements made or deemed to have been made by us in connection with our purchase of the Notes are no longer accurate.

          We [are] [are not] a corporation purchasing the Notes in the State of California, and, if so, we have a net worth of at least $14,000,000 according to our most recent audited financial statements.

          For purposes of the Investment Company Act of 1940, as amended, the number of beneficial owners of the Notes we are purchasing is ______.

                              Very  truly  yours,

                              _______________________________
                              Print  Name  of  Transferee

                              By:_____________________________
     Authorized  Officer

                                    EXHIBIT F
               Qualified Institutional Buyer Representation Letter



                                                       Date__________________
Thornburg  Mortgage  Funding  Corporation,
  as  Depositor
18881  Von  Karman  Avenue,  Suite  1450
Irvine,  California  92612
Attention:  Rick  Story

TMA  Mortgage  Funding  Trust  I
   c/o  Wilmington  Trust  Company
Rodney  Square  North
100  Market  Street
Wilmington,  Delaware  19890

Bankers  Trust  Company  of  California,  N.A.
  as  Indenture  Trustee
3  Park  Plaza;  16th  Floor
Irvine,  California  92614

     Re:     Collateralized  Asset-Backed  Notes,
          Series  1998-1,  Class  A
          -------------------------

Ladies  and  Gentlemen:

     In connection with our acquisition of the above Notes we certify that (a) we understand that the Notes are not being registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Notes, (c) we have received and reviewed a copy of the Confidential Private Placement Memorandum, dated December 17, 1998 relating to the Notes, and we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Notes and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Notes, (d) either:
(i) we are not, and not purchasing a Note, directly or indirectly, for, on behalf of or with the assets of, an employee benefit plan or other retirement arrangement which is subject to Title I of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") and/or Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) PTCE 96-23, PTCE 95-60, PTCE 91-38, PTCE 90-1, PTCE 84-14 or some other prohibited transaction exemption is applicable to the purchase and holding of a Note by us, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Notes, any interest in the Notes or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Notes, any interest in the Notes or any other similar security from, or otherwise approached or negotiated with respect to the Notes, any interest in the Notes or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Notes under the Securities Act or that would render the disposition of the Notes a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Notes, (f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act ("Rule 144A") and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Notes for our own account or for resale pursuant to Rule 144A and further understand that such Notes may be resold, pledged or transferred only
(i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.

          We acknowledge that restrictive legends have been placed on our Notes relating to the foregoing and we not in violation thereof; and we understand the above addressees and others are relying on our acknowledgments, representations, warranties or agreements in this letter and agree to promptly notify such addressees if any of the acknowledgments, representations, warranties or agreements made or deemed to have been made by us in connection with our purchase of the Notes are no longer accurate.

          For purposes of the Investment Company Act of 1940, as amended, the number of beneficial owners of the Notes we are purchasing is ______.

                              Very  truly  yours,

                              ______________________________
                              Print  Name  of  Transferee

                              By:_____________________________
    Authorized  Officer


                                                                        ANNEX  1
                                                                        --------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------
           [For Transferees Other Than Registered Investment Companies]

          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Notes described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $____________________(3) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

          ___     Corporation,  etc.  The  Buyer  is a corporation (other than a
                  -----------------
bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
Section  501(c)  (3)  of  the  Internal  Revenue  Code  of  1986,  as  amended.

          ___     Bank.  The Buyer (a) is a national bank or banking institution
                  ----
organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of
                                                                       ---------
which  is  attached  hereto.
---------------------------


----------------------------------
(3) Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

          ___     Savings  and  Loan.  The  Buyer  (a)  is  a  savings  and loan
                  ------------------
association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
                        ----------------------------------------

          ___     Broker-dealer.  The  Buyer  is a dealer registered pursuant to
                  -------------
Section  15  of  the  Securities  Exchange  Act  of  1934.

          ___     Insurance  Company.  The  Buyer  is an insurance company whose
                  ------------------
primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          ___     State  or  Local  Plan.  The  Buyer  is a plan established and
                  ----------------------
maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ___     ERISA  Plan.  The Buyer is an employee benefit plan within the
                  -----------
meaning  of  Title  I  of  the  Employee Retirement Income Security Act of 1974.

          ___     Investment  Advisor.  The  Buyer  is  an  investment  advisor
                  -------------------
registered  under  the  Investment  Advisors  Act  of  1940.

          ___     Small  Business Investment Company.  Buyer is a small business
                  ----------------------------------
investment  company  licensed  by  the  U.S. Small Business Administration under
Section  301(c)  or  (d)  of  the  Small  Business  Investment  Act  of  1958.

          ___     Business Development Company.  Buyer is a business development
                  ----------------------------
company as defined in Section 202(a) (22) of the Investment Advisors Act of 1940.

          3.     The  term  "securities"  as  used  herein  does not include (i)
                             ----------                     ----------------
securities of issuers that are affiliated with the Buyer; (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer; (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof; (iv) bank deposit notes and certificates of deposit;
(v) loan participations; (vi) repurchase agreements; (vii) securities owned but subject to a repurchase agreement; and (viii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Notes are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Notes will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.

                              ___________________________________
                              Print  Name  of  Buyer


                              By:
                                 ______________________________
                                 Name:
                                 Title:


                              Date:
                                   ____________________________



                                                                         ANNEX 2
                                                                         -------

            QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
            --------------------------------------------------------
              [For Transferees That are Registered Investment Companies]

          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Notes described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ___ The Buyer owned $_________________ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          ___ The Buyer is part of a Family of Investment Companies which owned in the aggregate $_______ in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

          3.     The  term "Family of Investment Companies" as used herein means
                            ------------------------------
two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4.     The  term  "securities"  as  used  herein  does not include (i)
                             ----------
securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies; (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof; (iii) bank deposit notes and certificates of deposit; (iv) loan participations; (v) repurchase agreements;
(vi) securities owned but subject to a repurchase agreement; and (vii) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. Until the date of purchase of the Notes, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Notes will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.


                              ___________________________________
                              Print  Name  of  Buyer  or  Adviser


                              By:
                                 ______________________________
                                 Name:
                                 Title:


IF  AN  ADVISER:
                              ___________________________________
                              Print  Name  of  Buyer


                              Date:
                                   ____________________________



                                                                       EXHIBIT G
                                                                       ---------

                                      FORM OF NOTICE OF EXERCISE OF
                                          NOTE PURCHASE OPTION

                                                 Date__________________

TMA Mortgage Funding Trust I                    Bankers Trust Company of California, N.A.
c/o Wilmington Trust Company,                   as Indenture Trustee
Owner Trustee                                   3 Park Plaza; 16th Floor
Rodney Square North                             Irvine, California  92614
1100 Market Street                              Attention:  Corporate Trust - TMA
Wilmington, Delaware 19890                      Mortgage Funding Trust I

Bear, Stearns & Co. Inc.                        Moody's Investors Service
245 Park Avenue                                 99 Church Street
New York, NY 10167                              New York, NY 10007
Attention:  Mortgage-Backed Securities          Attention: ABS Monitoring Department

Ambac Assurance Corporation                     Standard & Poors Corporation
One State Street Plaza, 17th Floor              26 Broadway, 12th Floor
New York, NY 10004                              New York, NY 10281
Attention: Structured Finance-                  Attention: Asset-Backed Surveillance Department
Mortgage-Backed Securities

PNC Mortgage Securities Corp.
75 North Fairway Drive
Vernon Hills, IL 60061
Attention:  General Counsel
            (with copy to the Master Servicing
            Department)


     Re:   TMA  Mortgage  Funding  Trust  I,
          Collateralized  Asset-Backed  Notes,  Series  1998-1,  Class  A
          ---------------------------------------------------------------

Ladies  and  Gentlemen:

     We are the Holder of 100% of the outstanding Certificates and the Note Purchase Option. Pursuant to the terms of the Indenture (the "Indenture"), dated as of December 1, 1998, between TMA Mortgage Funding Trust I (the
"Issuer") and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee"), we hereby give notice of our exercise of the Note Purchase Option. We intend to purchase the Notes on the Payment Date in ________, [199_] [20__], which will be the Note Purchase Date. On the Note Purchase Date we will deposit the Note Purchase Price plus all other required sums with the Indenture Trustee. Capitalized terms used herein shall have the meanings ascribed to such terms in the Indenture.

                              Very  truly  yours,


                              __________________________
                              Print  Name  of  Certificateholder


                              By:______________________
                                   Authorized  Officer


                                                                       EXHIBIT H
                                                                       ---------

                                                                       EXHIBIT H
                                                                       ---------

                              FORM OF NOTICE OF EXERCISE OF
                            [CERTIFICATEHOLDER] [BEAR STEARNS]
                                COLLATERAL PURCHASE OPTION

                                                 Date__________________

TMA Mortgage Funding Trust I             Bankers Trust Company of California, N.A.
c/o Wilmington Trust Company,            as Indenture Trustee
Owner Trustee                            3 Park Plaza; 16th Floor
Rodney Square North                      Irvine, California  92614
1100 Market Street                       Attention:  Corporate Trust - TMA
Wilmington, Delaware 19890               Mortgage Funding Trust I

[NAME AND ADDRESS OF                     Moody's Investors Service
 CERTIFICATEHOLDER OR                    99 Church Street
Bear Stearns & Co. Inc.                  New York, NY 10007
245 Park Avenue                          Attention: ABS Monitoring Department
New York, NY 10167
Attention:  Mortgage-Backed Securities]  Standard & Poors Corporation
                                         26 Broadway, 12th Floor
Ambac Assurance Corporation              New York, NY 10281
One State Street Plaza, 17th Floor       Attention: Asset-Backed Surveillance Department
New York, NY 10004
Attention: Structured Finance-           PNC Mortgage Securities Corp.
Mortgage-Backed Securities               75 North Fairway Drive
                                         Vernon Hills, IL 60061
                                         Attention:  General Counsel
                                                     (with a copy to the Master Servicing
                                                      Department)


     Re:  TMA  Mortgage  Funding  Trust  I,
          Collateralized  Asset-Backed  Notes,  Series  1998-1,  Class  A
          ---------------------------------------------------------------

Ladies  and  Gentlemen:

     [We are the Holder of 100% of the outstanding Certificates and the Collateral Purchase Option.] [We are the holder of the Bear Stearns Collateral Purchase Option.] Pursuant to the terms of the Indenture (the "Indenture"), dated as of December 1, 1998, between TMA Mortgage Funding Trust I (the
"Issuer") and Bankers Trust Company of California, N.A., as indenture trustee (the "Indenture Trustee"), we hereby give notice of our exercise of the [Certificateholder] [Bear Stearns] Collateral Purchase Option. We intend to purchase the Collateral on the Payment Date in ________, [199_] [20__], which will be the Redemption Date. On the Redemption Date we will deposit the applicable Collateral Purchase Price plus all other required sums with the Indenture Trustee. Capitalized terms used herein shall have the meanings ascribed to such terms in the Indenture.

                              Very  truly  yours,


                              __________________________
                              [Print  Name  of  Certificateholder
                              or  BEAR,  STEARNS  &  CO.  INC.]


                              By:______________________
                                   Authorized  Officer